Filed Pursuant to Rule 497
Registration No. 333-231089

PROSPECTUS SUPPLEMENT

(To prospectus dated April 29, 2019)

Up to 12,000,000 Shares

Common Stock

We have entered into an equity distribution agreement, dated May 6, 2019, or the Equity Distribution Agreement, with JMP Securities LLC, or JMP Securities, relating to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. Our common stock is listed on the New York Stock Exchange, or NYSE, under the trading symbol “HTGC.” The last reported sale price on the NYSE on May 1, 2019 was $12.93 per share. The net asset value per share of our common stock at March 31, 2019 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $10.26.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments.

The Equity Distribution Agreement provides that we may offer and sell up to 12,000,000 shares of our common stock from time to time through JMP Securities, as our sales agent. Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

JMP Securities will receive a commission from us to be negotiated from time to time, but in no event in excess of 2.0% of the gross sales price of any shares of our common stock sold through JMP Securities under the Equity Distribution Agreement. JMP Securities is not required to sell any specific number or dollar amount of common stock, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. See “Plan of Distribution” beginning on page S-15 of this prospectus supplement. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less JMP Securities’ commission, will not be less than the net asset value per share of our common stock at the time of such sale.

Please read this prospectus supplement, the accompanying prospectus, and any free writing prospectus before investing and keep it for future reference. The prospectus supplement, the accompanying prospectus, and any free writing prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, or by telephone by calling collect at (650) 289-3060 or on our website at www.htgc.com. The information on our website is not incorporated by reference into this prospectus supplement, the accompanying prospectus, or any free writing prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

An investment in our common stock may be speculative and involves risks, including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See the “Risk Factors” section beginning on page S-11 of this prospectus supplement, page 8 of the accompanying prospectus, in our most recent Annual Report on Form 10-K, in any of our other filings with the Securities and Exchange Commission, and in any free writing prospectus to read about risks that you should consider before investing in our common stock, including the risk of leverage.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JMP Securities

The date of this prospectus supplement is May 6, 2019.

You should rely only on the information contained in this prospectus supplement, the accompanying prospectus, any free writing prospectus, the documents incorporated by reference in this prospectus supplement and the accompanying prospectus, or any other information which we have referred you. We have not, and JMP Securities has not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus supplement, the accompanying prospectus, or in any free writing prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and JMP Securities is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this prospectus supplement, the accompanying prospectus, or any free writing prospectus is accurate only as of the date on the front cover of this prospectus supplement, the accompanying prospectus, or any free writing prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Available Information” before investing in our common stock.

Prospectus Supplement

Prospectus

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The footnotes to the fee table state which items are estimates. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	2.00%
Offering expenses	0.14	%(2)
Dividend reinvestment plan fees	—	(3)
Total stockholder transaction expenses (as a percentage of the public offering price)	2.14%
Annual Expenses (as a percentage of net assets attributable to common stock):(4)
Operating expenses	5.92	%(5)(6)
Interest and fees paid in connection with borrowed funds	6.49	%(7)
Total annual expenses	12.41	%(8)

(1)

Represents the estimated commission with respect to the shares of common stock being sold in this offering. JMP Securities will be entitled to compensation up to 2.00% of the gross proceeds of the sale of any shares of our common stock under the Equity Distribution Agreement, with the exact amount of such compensation to be mutually agreed upon by the Company and JMP Securities from time to time. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.

(2)	The percentage reflects estimated offering expenses of approximately $219,000, assuming all shares are offered under this prospectus supplement.
(3)

The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan” in the accompanying prospectus.

(4)	“Net assets attributable to common stock” equals the weighted average net assets for the three months ended March 31, 2019, which is approximately $959.5 million.
(5)

“Operating expenses” represents our estimated operating expenses by annualizing our actual operating expenses incurred for the three months ended March 31, 2019, including all fees and expenses of our consolidated subsidiaries and excluding interests and fees on indebtedness. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Management,” and “Executive Compensation” in the accompanying prospectus.

(6)

We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

(7)

“Interest and fees paid in connection with borrowed funds” represents our estimated interest, fees and credit facility expenses by annualizing our actual interest, fees, and credit facility expenses incurred for the three months ended March 31, 2019, including our $75.0 million revolving senior secured credit facility with Wells Fargo Capital Finance, LLC, or the Wells Facility, $200.0 million revolving senior secured credit facility with MUFG Union Bank, N.A., or the Union Bank Facility, and, together with the Wells Facility, the Credit Facilities, 4.625% notes due 2022, or the 2022 Notes, 6.25% notes due 2024, or the 2024 Notes, 5.25% notes due 2025, or the 2025 Notes, 6.25% notes due 2033, or the 2033 Notes, 4.375% convertible notes due 2022, or the 2022 Convertible Notes, fixed rate asset-backed notes due 2027, or the 2027 Asset-Backed Notes, fixed rate asset-backed notes due 2028, or the 2028 Asset-Backed Notes, and the Small Business Administration, or SBA, debentures.

(8)

“Total annual expenses” is the sum of “operating expenses,” and “interest and fees paid in connection with borrowed funds.” “Total annual expenses” is presented as a percentage of weighted average net assets attributable to common stockholders because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly-owned consolidated subsidiaries, all of which are included in this fee table presentation.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return	$138	$348	$529	$879

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value (“NAV”), participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus supplement, including the documents that we incorporate by reference herein, and the accompanying prospectus and any free writing prospectus, including the documents we incorporate by reference therein, as well as in future oral and written statements by management of Hercules Capital, Inc., that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus, and any free writing prospectus include statements as to:

•	our current and future management structure;

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, or BDC, a small business investment company, or SBIC, and a regulated investment company, or RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus supplement and the accompanying prospectus, please see the discussion under “Risk Factors” beginning on page S-11 of this prospectus supplement and on page 8 of the accompanying prospectus. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus supplement, including the documents that we incorporate by reference herein, and the accompanying prospectus and any free writing prospectus, including the documents we incorporate by reference therein, relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

INDUSTRY AND MARKET DATA

We have compiled certain industry estimates presented in this prospectus supplement, the accompanying prospectus, and any free writing prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our securities, including our common stock, could be materially adversely affected.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents that are referenced in this prospectus supplement and the accompanying prospectus, together with any accompanying supplements. In this prospectus supplement and the accompanying prospectus, unless the context otherwise requires, the “Company,” “Hercules,” “HTGC,” “we,” “us” and “our” refer to Hercules Capital, Inc. and its wholly-owned subsidiaries and its affiliated securitization trusts.

Our Company

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences, and sustainable and renewable technology industries. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. We are an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. Effective January 1, 2006, we elected to be treated for tax purposes as a RIC under the Internal Revenue Code of 1986, as amended, or the Code.

As of March 31, 2019, our total assets were approximately $2.1 billion, of which our investments comprised $2.1 billion at fair value and $2.2 billion at cost. Since inception through March 31, 2019, we have made debt and equity commitments of more than $8.9 billion to our portfolio companies.

We also make investments in qualifying small businesses through Hercules Technology III, L.P., or HT III, which is our wholly owned SBIC. HT III holds approximately $314.5 million in assets which accounted for approximately 13.1% of our total assets, prior to consolidation at March 31, 2019. At March 31, 2019, we have issued $149.0 million in SBA-guaranteed debentures in our SBIC subsidiary. See “Regulation—Small Business Administration Regulations” in the accompanying prospectus for additional information regarding our SBIC subsidiary.

As of March 31, 2019, our investment professionals, including Scott Bluestein, our Interim Chief Executive Officer and Chief Investment Officer, are currently comprised of 37 professionals who have, on average, more than 10 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Organizational Chart

The following chart summarizes our organizational structure as of May 1, 2019. This chart is provided for illustrative purposes only.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	technology-related companies have generally been underserved by traditional lending sources;

•	unfulfilled demand exists for structured debt financing to technology-related companies due to the complexity of evaluating risk in these investments; and

•	structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders generally refrain from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset-based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants products provide access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe many technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period sometimes required prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from warrant and equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (typically between 24—48 months), security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies and select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancings and established-stage companies.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance.

Recent Developments

Distribution Declaration

On April 24, 2019, our Board of Directors declared a cash distribution of $0.32 per share to be paid on May 20, 2019 to stockholders of record as of May 13, 2019. This distribution represents our fifty-fifth consecutive distribution since our initial public offering, bringing the total cumulative distribution to date to $15.60 per share.

In addition to the cash distribution, on April 24, 2019, the Board of Directors declared a supplemental distribution of $0.01 per share to be paid on May 20, 2019 to stockholders of record as of May 13, 2019. The total cumulative distribution to date, including the supplemental distribution is $15.61 per share.

Closed and Pending Commitments

As of May 1, 2019, we have:

•	Closed debt and equity commitments of approximately $158.0 million to new and existing portfolio companies and funded approximately $78.9 million subsequent to March 31, 2019.

•	Pending commitments (signed non-binding term sheets) of approximately $146.2 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
January 1—March 31, 2019 Closed Commitments(a)	$414.9
March 31—May 1, 2019 Closed Commitments(a)	$158.0
Pending Commitments (as of May 1, 2019)(b)	$146.2
Closed and Pending Commitments as of May 1, 2019	$719.1

a.

Closed Commitments may include renewals of existing credit facilities. Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and they do not necessarily represent any future cash requirements.

Restricted Stock Unit Grants

During three months ended March 31, 2019, we granted 922,494 restricted stock units pursuant to the Hercules Capital, Inc. Amended and Restated 2018 Equity Incentive Plan, or the 2018 Equity Incentive Plan.

Share Repurchase Program

Subsequent to March 31, 2019 and as of May 1, 2019, we did not repurchase any shares of our common stock. As of May 1, 2019, approximately $20.9 million of common stock remains eligible for repurchase under the stock repurchase plan.

Portfolio Company Developments

As of May 1, 2019, we held warrants or equity positions in five companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential IPOs. Three companies filed confidentially under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. There can be no assurance that these companies will complete their IPOs in a timely manner or at all. In addition, subsequent to March 31, 2019, our portfolio companies announced or completed the following liquidity events:

•

In April 2019, Pinterest, Inc. (NYSE: PINS), a provider of a content sharing platform designed for collecting, organizing and sharing items from the web, completed its IPO offering of 75.0 million shares of Class A common stock at an initial public offering price of $19.00 per share on the New York Stock Exchange.

•

In April 2019, WildTangent, Inc., a game network that powers game services for several personal computer manufacturers, was acquired by gamigo AG, a Hamburg-based publisher of free-to-play online and mobile games in Europe and North America. Terms of the acquisition were not disclosed.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT, Westport, CT, Chicago, IL, and San Diego, CA. We maintain a website on the Internet at www.htgc.com. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

THE OFFERING

Common stock offered by us	Up to 12,000,000 shares of our common stock.

Common stock outstanding prior to this offering	97,208,899 shares

Manner of offering	“At the market” offering that may be made from time to time through JMP Securities, as sales agent, using commercially reasonable efforts. See “Plan of Distribution” in this prospectus supplement.

Use of proceeds

We expect to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objectives, to make acquisitions, to retire certain debt obligations, and for other general corporate purposes.

Pending such uses and investments, we will invest a portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objectives may be limited to the extent that the net proceeds of this offering, pending full investment, are held in lower yielding short-term instruments. See “Use of Proceeds” in this prospectus supplement.

Distribution

To the extent that we have income available, we intend to distribute quarterly distributions to our stockholders. The amount of our distributions, if any, will be determined by our Board of Directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. See “Price Range of Common Stock” in this prospectus supplement.

Taxation

We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To maintain our RIC tax status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock” in this prospectus supplement and “Certain United States Federal Income Tax Considerations” in the accompanying prospectus.

New York Stock Exchange symbol	“HTGC”

Risk factors

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page S-11 of this prospectus supplement and on page 8 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

RISK FACTORS

Investing in our securities may be speculative and involves a high degree of risk. You should carefully consider the risk factors incorporated by reference from our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K we file after the date of this prospectus supplement, and all other information contained or incorporated by reference into this prospectus supplement, the accompanying prospectus, and any free writing prospectus, as updated by our subsequent filings under the Exchange Act. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. Each of the risk factors could materially adversely affect our business, financial condition and results of operations. In such case, our NAV and the trading price of our securities could decline, and you may lose all or part of your investment.

USE OF PROCEEDS

Overview

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of the remaining 12,000,000 shares of common stock offered under this prospectus supplement and the accompanying prospectus, at the last reported sale price of $12.93 per share for our common stock on the NYSE as of May 1, 2019, we estimate that the net proceeds of this offering will be approximately $151.8 million after deducting the estimated sales commission payable to JMP Securities and our estimated offering expenses.

We intend to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objectives, to make acquisitions, to retire certain debt obligations and for other general corporate purposes.

We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof consistent with our investment objective. We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within three to six months, depending on market conditions. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. Pending such uses and investments, we will invest a portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objectives may be limited to the extent that the net proceeds of this offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NYSE under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock, the sales price as a percentage of NAV and the distributions declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales	Premium/ Discount of Low Sales	Cash Distribution
	NAV(1)	High	Low	Price to NAV	Price to NAV	per Share
2017
First quarter	$9.76	$15.43	$14.12	58.1%	44.7%	$0.310
Second quarter	$9.87	$15.56	$12.66	57.6%	28.3%	$0.310
Third quarter	$10.00	$13.50	$12.04	35.0%	20.4%	$0.310
Fourth quarter	$9.96	$13.94	$12.44	39.9%	24.9%	$0.310
2018
First quarter	$9.72	$13.25	$11.89	36.3%	22.3%	$0.310
Second quarter	$10.22	$12.97	$11.99	26.9%	17.3%	$0.310
Third quarter	$10.38	$13.64	$12.71	31.4%	22.4%	$0.330	(2)
Fourth quarter	$9.90	$13.28	$10.63	34.1%	7.4%	$0.310
2019
First quarter	$10.26	$14.04	$11.23	36.8%	9.5%	$0.330	(3)
Second quarter (through May 1, 2019)	*	$13.08	$12.57	*	*	**

(1)

NAV per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Includes a supplemental distribution of $0.02 per share.
(3)	Includes a supplemental distribution of $0.01 per share.
*	NAV has not yet been calculated for this period.
**	Cash distribution per share has not yet been determined for this period.

The last reported price for our common stock on May 1, 2019 was $12.93 per share.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. At times, our shares of common stock have traded at a premium to NAV and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV

CAPITALIZATION

The Equity Distribution Agreement provides that we may offer and sell up to 12,000,000 shares of our common stock from time to time through JMP Securities, as our sales agent for the offer and sale of such common stock. The table below assumes that we will sell the remaining 12,000,000 shares at a price of $12.93 per share (the last reported sale price per share of our common stock on the NYSE on May 1, 2019), but there is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $12.93 depending on the market price of our common stock at the time of any such sale. The following table sets forth our capitalization as of March 31, 2019:

•	on an actual basis; and

•

on an as adjusted basis giving effect to the transactions noted above, no additional sale of shares of common stock subsequent to March 31, 2019 and as of May 1, 2019, and the assumed sale of 12,000,000 shares of our common stock at a price of $12.93 per share (the last reported sale price per share of our common stock on the NYSE on May 1, 2019) less commissions and expenses.

This table should be read in conjunction with “Use of Proceeds” included in this prospectus supplement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus. The adjusted information is illustrative only.

	As of March 31, 2018
	Actual	As Adjusted
	(in thousands)
Investments at fair value	$2,081,042	$2,081,042
Cash and cash equivalents	$16,465	$168,303
Debt:
Accounts payable and accrued liabilities	$18,256	$18,256
Operating lease liability	8,856	8,856
Long-term SBA debentures	147,783	147,783
2022 Convertible Notes	225,441	225,441
2027 Asset-Backed Notes	197,102	197,102
2028 Asset-Backed Notes	247,352	247,352
2022 Notes	148,121	148,121
2025 Notes	72,685	72,685
2033 Notes	38,420	38,420
Credit Facilities	44,266	44,266
Total debt	$1,148,282	$1,148,282
Stockholders’ equity:
Common stock, par value $0.001 per share; 200,000,000 shares authorized; 96,543,343 shares issued and outstanding, actual, 108,543,343 shares issued and outstanding, as adjusted, respectively	$96	$108
Capital in excess of par value	1,051,427	1,203,253
Total distributable earnings (loss)	(61,174)	(61,174)
Treasury Stock, at cost, no shares as of March 31, 2019	─	─
Total stockholders’ equity	$990,349	$1,142,187
Total capitalization	$2,138,631	$2,290,469

PLAN OF DISTRIBUTION

JMP Securities LLC is acting as our sales agent in connection with the offer and sale of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Upon written instructions from us, JMP Securities LLC will use its commercially reasonable efforts consistent with its sales and trading practices to sell, as our sales agent, our common stock under the terms and subject to the conditions set forth in the Equity Distribution Agreement. We will instruct JMP Securities LLC as to the amount of common stock to be sold by it. We may instruct JMP Securities LLC not to sell common stock if the sales cannot be effected at or above the price designated by us in any instruction. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less JMP Securities LLC’s commission, will not be less than the NAV per share of our common stock at the time of such sale. We or JMP Securities LLC may suspend the offering of shares of common stock upon proper notice and subject to other conditions.

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices.

JMP Securities LLC will provide written confirmation of a sale to us no later than the opening of the trading day on the NYSE following each trading day in which shares of our common stock are sold under the Equity Distribution Agreement. Each confirmation will include the number of shares of common stock sold on the preceding day, the net proceeds to us and the compensation payable by us to JMP Securities LLC in connection with the sales.

JMP Securities LLC will receive a commission from us to be negotiated from time to time but in no event in excess of 2.0% of the gross sales price of any shares of our common stock sold through JMP Securities LLC under the Equity Distribution Agreement. We estimate that the total expenses for the offering, excluding compensation payable to JMP Securities LLC under the terms of the Equity Distribution Agreement, will be approximately $219,000 assuming all shares are offered under this prospectus supplement (including up to $10,000 in reimbursement of the underwriters’ counsel fees in connection with the review of the terms of the offering by the Financial Industry Regulatory Authority, Inc.).

Settlement for sales of shares of common stock will occur on the second trading day following the date on which such sales are made, or on some other date that is agreed upon by us and JMP Securities LLC in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

We will report at least quarterly the number of shares of our common stock sold through JMP Securities LLC under the Equity Distribution Agreement and the net proceeds to us.

In connection with the sale of the common stock on our behalf, JMP Securities LLC may be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of JMP Securities LLC may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to JMP Securities LLC against certain civil liabilities, including liabilities under the Securities Act.

The offering of our shares of common stock pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of all common stock subject to the Equity Distribution Agreement or (ii) the termination of the Equity Distribution Agreement. The Equity Distribution Agreement may be terminated by us in our sole discretion under the circumstances specified in the Equity Distribution Agreement by giving notice to JMP Securities LLC. In addition, JMP Securities LLC may terminate the Equity Distribution Agreement under the circumstances specified in the Equity Distribution Agreement by giving notice to us.

Potential Conflicts of Interest

JMP Securities LLC and its affiliates have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. JMP Securities LLC and its affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In the ordinary course of their various business activities, JMP Securities LLC and its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of our company.

The principal business address of JMP Securities LLC is 600 Montgomery Street, San Francisco, CA 94111.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010, and 2009. The information as of December 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011 and 2010 has been derived from our audited financial statements for these periods, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2018 is attached as an exhibit to the registration statement of which this prospectus is a part. The “N/A” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	$73,369	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015	$50,000,000	$26,352	N/A
December 31, 2016	$5,015,620	$290,234	N/A
December 31, 2017(6)	—	—	N/A
December 31, 2018	$13,106,582	$147,497	N/A
December 31, 2019 (as of March 31, 2019, unaudited)	$4,583,209	$462,897	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015(6)	—	—	N/A
December 31, 2016(6)	—	—	N/A
December 31, 2017(6)	—	—	N/A
December 31, 2018	$39,849,010	$48,513	N/A
December 31, 2019 (as of March 31, 2019, unaudited)	$39,682,973	$53,463	N/A
Small Business Administration Debentures (HT II)(4)
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012	$76,000,000	$14,786	N/A
December 31, 2013	$76,000,000	$16,075	N/A
December 31, 2014	$41,200,000	$31,535	N/A
December 31, 2015	$41,200,000	$31,981	N/A
December 31, 2016	$41,200,000	$35,333	N/A
December 31, 2017	$41,200,000	$39,814	N/A
December 31, 2018	—	—	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012	$149,000,000	$7,542	N/A
December 31, 2013	$149,000,000	$8,199	N/A
December 31, 2014	$149,000,000	$8,720	N/A
December 31, 2015	$149,000,000	$8,843	N/A
December 31, 2016	$149,000,000	$9,770	N/A
December 31, 2017	$149,000,000	$11,009	N/A
December 31, 2018	$149,000,000	$12,974	N/A
December 31, 2019 (as of March 31, 2019, unaudited)	$149,000,000	$14,239	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
2016 Convertible Notes
December 31, 2011	$75,000,000	$10,623	$885
December 31, 2012	$75,000,000	$15,731	$1,038
December 31, 2013	$75,000,000	$16,847	$1,403
December 31, 2014	$17,674,000	$74,905	$1,290
December 31, 2015	$17,604,000	$74,847	$1,110
December 31, 2016	—	—	—
April 2019 Notes
December 31, 2012	$84,489,500	$13,300	$986
December 31, 2013	$84,489,500	$14,460	$1,021
December 31, 2014	$84,489,500	$15,377	$1,023
December 31, 2015	$64,489,500	$20,431	$1,017
December 31, 2016	$64,489,500	$22,573	$1,022
December 31, 2017	—	—	—
September 2019 Notes
December 31, 2012	$85,875,000	$13,086	$1,003
December 31, 2013	$85,875,000	$14,227	$1,016
December 31, 2014	$85,875,000	$15,129	$1,026
December 31, 2015	$45,875,000	$28,722	$1,009
December 31, 2016	$45,875,000	$31,732	$1,023
December 31, 2017	—	—	—
2022 Notes
December 31, 2017	$150,000,000	$10,935	$1,014
December 31, 2018	$150,000,000	$12,888	$976
December 31, 2019 (as of March 31, 2019, unaudited)	$150,000,000	$14,144	$979
2024 Notes
December 31, 2014	$103,000,000	$12,614	$1,010
December 31, 2015	$103,000,000	$12,792	$1,014
December 31, 2016	$252,873,175	$5,757	$1,016
December 31, 2017	$183,509,600	$8,939	$1,025
December 31, 2018	$83,509,600	$23,149	$1,011
December 31, 2019 (as of March 31, 2019, unaudited)	—	—	—
2025 Notes
December 31, 2018	$75,000,000	$25,776	$962
December 31, 2019 (as of March 31, 2019, unaudited)	$75,000,000	$28,287	$995
2033 Notes
December 31, 2018	$40,000,000	$48,330	$934
December 31, 2019 (as of March 31, 2019, unaudited)	$40,000,000	$53,039	$995
2017 Asset-Backed Notes
December 31, 2012	$129,300,000	$8,691	$1,000
December 31, 2013	$89,556,972	$13,642	$1,004
December 31, 2014	$16,049,144	$80,953	$1,375
December 31, 2015	—	—	—
2021 Asset-Backed Notes
December 31, 2014	$129,300,000	$10,048	$1,000
December 31, 2015	$129,300,000	$10,190	$996
December 31, 2016	$109,205,263	$13,330	$1,002
December 31, 2017	$49,152,504	$33,372	$1,001
December 31, 2018	—	—	—
2027 Asset-Backed Notes
December 31, 2018	$200,000,000	$9,666	$1,006
December 31, 2019 (as of March 31, 2019, unaudited)	$200,000,000	$10,608	$1,016
2028 Asset-Backed Notes
December 31, 2019 (as of March 31, 2019, unaudited)	$250,000,000	$8,486	$1,013
2022 Convertible Notes
December 31, 2017	$230,000,000	$7,132	$1,028
December 31, 2018	$230,000,000	$8,405	$946
December 31, 2019 (as of March 31, 2019, unaudited)	$230,000,000	$9,224	$977

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Total Senior Securities(7)
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$170,000,000	$3,478	N/A
December 31, 2011	$310,186,830	$2,409	N/A
December 31, 2012	$599,664,500	$1,874	N/A
December 31, 2013	$559,921,472	$2,182	N/A
December 31, 2014	$626,587,644	$2,073	N/A
December 31, 2015	$600,468,500	$2,194	N/A
December 31, 2016	$667,658,558	$2,180	N/A
December 31, 2017	$802,862,104	$2,043	N/A
December 31, 2018	$980,465,192	$1,972	N/A
December 31, 2019 (as of March 31, 2019, unaudited)	$1,138,266,182	$1,864	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, including senior securities not subject to asset coverage requirements under the 1940 Act due to exemptive relief from the SEC, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.

(3)	Not applicable because senior securities are not registered for public trading.
(4)

Issued by HT II, one of our prior SBIC subsidiaries, to the SBA. On July 13, 2018, we completed repayment of the remaining outstanding HT II debentures and subsequently surrendered the SBA license with respect to HT II. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

(5)

Issued by HT III, our SBIC subsidiary, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.
(7)

The total senior securities and Asset Coverage per Unit shown for those securities do not represent the asset coverage ratio requirement under the 1940 Act because the presentation includes senior securities not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC. As of March 31, 2019, our asset coverage ratio under our regulatory requirements as a BDC was 199.4% excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Dechert LLP, New York, NY. Certain legal matters in connection with the securities offered hereby will be passed upon for JMP Securities by Skadden, Arps, Slate, Meagher & Flom LLP.

EXPERTS

The consolidated financial statements as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2018 have been incorporated by reference herein and in the registration statement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at Three Embarcadero Center, San Francisco, California 94111, given on the authority of said firm as experts in auditing and accounting.

INCORPORATION BY REFERENCE

This prospectus supplement is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus supplement, and later information that we file with the SEC will automatically update and supersede this information.

We incorporate by reference the documents listed below and any future filings (including those made after the date of the filing of the registration statement of which this prospectus is a part) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act until the termination of the offering of the securities covered by this prospectus; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 21, 2019;

●	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed with the SEC on May 2, 2019;

●	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 24, 2019;

●

our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on January 7, 2019, January 15, 2019, January 17, 2019, January 22, 2019, January 31, 2019, February 5, 2019, February 12, 2019, and March 14, 2019; and

●

The description of our Common Stock referenced in our Registration Statement on Form 8-A (No. 001-35515), as filed with the SEC on April 17, 2012, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby;

These documents may also be accessed on our website at www.htgc.com. Information contained in, or accessible through, our website is not a part of this prospectus supplement.

You may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling Investor Relations at the following address and telephone number:

Hercules Capital, Inc.

400 Hamilton Avenue, Suite 310

Palo Alto, California 94301

(650) 433-5578

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus supplement and the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

We maintain a website on the Internet at www.htgc.com. Except for the documents incorporated by reference into this prospectus supplement and the accompanying prospectus, the information on our website is not part of this prospectus supplement or the accompanying prospectus. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

PROSPECTUS

$850,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, in one or more offerings or series, up to $850,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale, including auctions. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the holders of the majority of our voting securities and approval of our Board of Directors, or (3) under such circumstances as the Securities and Exchange Commission may permit. See “Risk Factors” for more information.

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences and sustainable and renewable technology industries. We primarily finance privately-held companies backed by leading venture capital and private equity firms and publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Palo Alto, CA, as well as through additional offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT, Westport, CT, Chicago, IL, and San Diego, CA. Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or other rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company. We invest primarily in private companies but also have investments in public companies.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “HTGC.” On April 23, 2019, the last reported sale price of a share of our common stock on the NYSE, was $12.83. The net asset value per share of our common stock at December 31, 2018 (the last date prior to the date of this prospectus on which we determined net asset value) was $9.90.

An investment in our securities may be speculative and involves risks including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” on page 8 of this prospectus, in our most recent Annual Report on Form 10-K, in any of our other filings with the Securities and Exchange Commission, and in any applicable prospectus supplement and in any free writing prospectus to read about risks that you should consider before investing in our securities, including the risk of leverage.

Please read this prospectus and any free writing prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.htgc.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of any securities unless accompanied by a prospectus supplement.

The date of this prospectus is April 29, 2019

You should rely only on the information contained in this prospectus, any applicable prospectus supplement, any free writing prospectus, the documents incorporated by reference in this prospectus and any applicable prospectus supplement, or any other information which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or in any free writing prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any applicable prospectus supplement, and any free writing prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus, any applicable prospectus supplement, and any free writing prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus, any applicable prospectus supplement, or any free writing prospectus or the sale of any securities imply that the information in this prospectus, any applicable prospectus supplement, or any free writing prospectus is accurate as of any later date or that the affairs of Hercules Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Capital, Inc., our logo and other trademarks of Hercules Capital, Inc. mentioned in this prospectus are the property of Hercules Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process as a “well-known seasoned issuer,” as defined in Rule 405 under the Securities Act of 1933, as amended, or the Securities Act. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act, we may offer, from time to time, up to $850,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Please carefully read this prospectus and any such supplements together with the additional information described under “Incorporation by Reference” and “Available Information” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

In this prospectus, unless the context otherwise requires, the “Company,” “Hercules,” “HTGC,” “we,” “us” and “our” refer to Hercules Capital, Inc. and its wholly owned subsidiaries and its affiliated securitization trusts.

HERCULES CAPITAL, INC.

Business Overview

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences and sustainable and renewable technology industries. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT, Westport, CT, Chicago, IL, and San Diego, CA.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology and to offer a full suite of growth capital products. We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life sciences. Within the life sciences sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the sustainable and renewable technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.

We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or other rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company. We also provide “unitranche” loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value, or NAV, by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the Investment Company Act of 1940, as amended, or the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Corporate Information

We are an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company, or a BDC, under the 1940 Act. Effective January 1, 2006, we elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

We are a Maryland corporation formed in December 2003 that began investment operations in September 2004. On February 25, 2016, we changed our name from “Hercules Technology Growth Capital, Inc.” to “Hercules Capital, Inc.”

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The footnotes to the fee table state which items are estimates. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	—%
Offering expenses	—	%(2)
Dividend reinvestment plan fees	—	%(3)
Total stockholder transaction expenses (as a percentage of the public offering price)	—	%(4)
Annual Expenses (as a percentage of net assets attributable to common stock):(5)
Operating expenses	5.67	%(6)(7)
Interest and fees paid in connection with borrowed funds	5.06	%(8)
Total annual expenses	10.73	%(9)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement to this prospectus will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement to this prospectus will disclose the estimated offering expenses.
(3)

The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	“Net assets attributable to common stock” equals the weighted average net assets for the year ended December 31, 2018, which is approximately $923.1 million.
(6)

“Operating expenses” represents our actual operating expenses incurred for the year ended December 31, 2018, including all fees and expenses of our consolidated subsidiaries and excluding interests and fees on indebtedness.

(7)

We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

(8)

“Interest and fees paid in connection with borrowed funds” represents our estimated interest, fees and credit facility expenses by annualizing our actual interest, fees and credit facility expenses incurred for the year ended December 31, 2018, including our then $75.0 million revolving senior secured credit facility with Wells Fargo Capital Finance, LLC, or the Wells Facility, then $100.0 million revolving senior secured credit facility with MUFG Union Bank, N.A., or the Union Bank Facility, and, together with the Wells Facility, the Credit Facilities, 4.625% notes due 2022, or the 2022 Notes, 6.25% notes due 2024, or the 2024 Notes, 5.25% notes due 2025, or the 2025 Notes, 6.25% notes due 2033, or the 2033 Notes, 4.375% convertible notes due 2022, or the 2022 Convertible Notes, fixed rate asset-backed notes due 2021, or the 2021 Asset-Backed Notes, fixed rate asset-backed notes due 2027, or the 2027 Asset-Backed Notes, and the Small Business Administration, or SBA, debentures.

(9)

“Total annual expenses” is the sum of “operating expenses,” and “interest and fees paid in connection with borrowed funds.” “Total annual expenses” is presented as a percentage of weighted average net assets attributable to common stockholders because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly-owned consolidated subsidiaries, all of which are included in this fee table presentation.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return	$130	$316	$482	$822

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all distributions at NAV, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our securities may be speculative and involves a high degree of risk. You should carefully consider the risk factors incorporated by reference from our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (File No. 814-00702) and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K we file after the date of this prospectus and before the termination of the offering of securities under this prospectus, and all other information contained or incorporated by reference into this prospectus and any free writing prospectus, as updated by our subsequent filings under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the risk factors and other information contained in any prospectus supplement and any free writing prospectus before acquiring any of such securities. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. Each of the risk factors could materially adversely affect our business, financial condition and results of operations. In such case, our NAV and the trading price of our securities could decline, and you may lose all or part of your investment.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, including the documents that we incorporate by reference herein, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, as well as in future oral and written statements by management of Hercules Capital, Inc., that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus and any applicable prospectus supplement or free writing prospectus include statements as to:

•	our current and future management structure;

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a BDC, a small business investment company, or SBIC, and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus, any free writing prospectus, and the documents incorporated by reference into this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

USE OF PROCEEDS

We intend to use the net proceeds from selling our securities to fund investments in debt and equity securities in accordance with our investment objectives, to make acquisitions, to retire certain debt obligations and for other general corporate purposes. The supplement to this prospectus or any free writing prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock, the sales price as a percentage of NAV and the distributions declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales	Premium/ Discount of Low Sales	Cash Distribution
	NAV(1)	High	Low	Price to NAV	Price to NAV	per Share
2017
First quarter	$9.76	$15.43	$14.12	58.1%	44.7%	$0.310
Second quarter	$9.87	$15.56	$12.66	57.6%	28.3%	$0.310
Third quarter	$10.00	$13.50	$12.04	35.0%	20.4%	$0.310
Fourth quarter	$9.96	$13.94	$12.44	39.9%	24.9%	$0.310
2018
First quarter	$9.72	$13.25	$11.89	36.3%	22.3%	$0.310
Second quarter	$10.22	$12.97	$11.99	26.9%	17.3%	$0.310
Third quarter	$10.38	$13.64	$12.71	31.4%	22.4%	$0.330	(2)
Fourth quarter	$9.90	$13.28	$10.63	34.1%	7.4%	$0.310
2019
First quarter	*	$14.04	$11.23	*	*	**
Second quarter (through April 23, 2019)	*	$12.83	$12.57	*	*	**

(1)

NAV per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Includes a supplemental distribution of $0.02 per share.
*	NAV has not yet been calculated for this period.
**	Cash distribution per share has not yet been determined for this period.

The last reported price for our common stock on April 23, 2019 was $12.83 per share.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. At times, our shares of common stock have traded at a premium to NAV and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

PORTFOLIO COMPANIES

(dollars in thousands)

The following tables set forth certain information as of December 31, 2018 regarding each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationship with our portfolio companies is the offer to make available significant managerial assistance. In addition, we may receive rights to observe the Board of Directors’ meetings of our portfolio companies. Amounts are presented in thousands.

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Debt Investments
Biotechnology Tools
Under 1 Year Maturity
Exicure, Inc. (11) 8045 Lamon Avenue, Suite 410 Skokie, IL 60077	Biotechnology Tools	Senior Secured	September 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, 3.85% Exit Fee	$4,999	$5,165	$5,165
Subtotal: Under 1 Year Maturity						5,165	5,165
Subtotal: Biotechnology Tools (0.54%)*						5,165	5,165
Consumer & Business Products
1-5 Years Maturity
WHOOP, INC. (12) 1325 Boylston Street, Suite 401 Boston, MA 02251	Consumer & Business Products	Senior Secured	July 2021	Interest rate PRIME + 3.75% or Floor rate of 8.50%, 6.95% Exit Fee	$6,000	6,026	5,983
Subtotal: 1-5 Years Maturity						6,026	5,983
Subtotal: Consumer & Business Products (0.63%)*						6,026	5,983
Diversified Financial Services
1-5 Years Maturity
Gibraltar Business Capital, LLC. (7) 400 Skokie Blvd #375 Northbrook, IL 60062	Diversified Financial Services	Unsecured	March 2023	Interest rate FIXED 14.50%	$15,000	14,729	14,401
Subtotal: 1-5 Years Maturity						14,729	14,401
Subtotal: Diversified Financial Services (1.51%)*						14,729	14,401
Drug Delivery
1-5 Years Maturity
AcelRx Pharmaceuticals, Inc. (11) 351 Galveston Drive Redwood City, CA 94063	Drug Delivery	Senior Secured	March 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 11.69% Exit Fee	$10,936	11,926	11,842
Antares Pharma Inc. (10)(11)(15) 100 Princeton South, Suite 300 Ewing, NJ 08628	Drug Delivery	Senior Secured	July 2022	Interest rate PRIME + 4.50% or Floor rate of 9.25%, 4.25% Exit Fee	$25,000	25,313	25,081
Subtotal: 1-5 Years Maturity						37,239	36,923
Subtotal: Drug Delivery (3.86%)*						37,239	36,923
Drug Discovery & Development
Under 1 Year Maturity
Auris Medical Holding, AG (5)(10) Dornacherstrasse 210 CH-4053, Basel Switzerland	Drug Discovery & Development	Senior Secured	February 2019	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 5.75% Exit Fee	$757	$1,471	$1,471
Brickell Biotech, Inc. (12) 5777 Central Ave, Suite 102 Boulder, CO 80301	Drug Discovery & Development	Senior Secured	September 2019	Interest rate PRIME + 5.70% or Floor rate of 9.20%, 7.82% Exit Fee	$4,808	5,281	5,281
Epirus Biopharmaceuticals, Inc. (8) 99 High Street Boston, MA 02110-2320	Drug Discovery & Development	Senior Secured	June 2019	Interest rate PRIME + 4.70% or Floor rate of 7.95%, 3.00% Exit Fee	$2,203	2,487	—
Subtotal: Under 1 Year Maturity						9,239	6,752
1-5 Years Maturity
Acacia Pharma Inc. (10)(11) The Officers' Mess, Royston Rd, Duxford Cambridge, UK CB22 4QH	Drug Discovery & Development	Senior Secured	January 2022	Interest rate PRIME + 4.50% or Floor rate of 9.25%, 3.95% Exit Fee	$10,000	9,871	9,819
Aveo Pharmaceuticals, Inc. (11) One Broadway, 14th Floor Cambridge, MA 02142	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 5.40% Exit Fee	$10,000	10,111	10,042
	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 3.00% Exit Fee	$10,000	10,220	10,157
Total Aveo Pharmaceuticals, Inc.					$20,000	20,331	20,199
Axovant Sciences Ltd. (5)(10)(11)(16) 11 Times Square 33rd Floor New York, NY 10036	Drug Discovery & Development	Senior Secured	March 2021	Interest rate PRIME + 6.80% or Floor rate of 10.55%	$50,219	49,485	49,286
BridgeBio Pharma LLC (13)(16) 421 Kipling Street Palo Alto, CA 94301	Drug Discovery & Development	Senior Secured	July 2022	Interest rate PRIME + 4.35% or Floor rate of 9.35%, 6.35% Exit Fee	$35,000	35,054	35,263
	Drug Discovery & Development	Senior Secured	July 2022	Interest rate PRIME + 3.35% or Floor rate of 9.10%, 5.75% Exit Fee	$20,000	19,904	19,904
Total BridgeBio Pharma LLC					$55,000	54,958	55,167

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Chemocentryx, Inc. (10)(15) 850 Maude Avenue Mountain View, CA 94043	Drug Discovery & Development	Senior Secured	December 2022	Interest rate PRIME + 3.30% or Floor rate of 8.05%, 6.25% Exit Fee	$20,000	19,957	20,104
Genocea Biosciences, Inc. (11) 100 Acorn Park Drive, 5th Floor Cambridge, MA 02140	Drug Discovery & Development	Senior Secured	May 2021	Interest rate PRIME + 2.75% or Floor rate of 7.75%, 10.12% Exit Fee	$14,000	14,937	14,788
Merrimack Pharmaceuticals, Inc. (12) One Kendall Square, Suite B7201 Cambridge, MA 2139	Drug Discovery & Development	Senior Secured	August 2021	Interest rate PRIME + 4.00% or Floor rate of 9.25%, 5.55% Exit Fee	$15,000	15,024	15,024
Mesoblast (5)(10)(11) 55 Collins Street Level 38 Melbourne, Victoria, Australia 3000	Drug Discovery & Development	Senior Secured	March 2022	Interest rate PRIME + 4.95% or Floor rate of 9.45%, 6.95% Exit Fee	$35,000	35,346	35,190
Metuchen Pharmaceuticals LLC (14) 11 Commerce Drive, First Floor Cranford, NJ 07016	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 7.25% or Floor rate of 10.75%, PIK Interest 1.35%, 2.25% Exit Fee	$18,569	19,256	19,122
Motif BioSciences Inc. (5)(10)(11)(15) 125 Park Avenue., 25th Floor New York, NY 10017	Drug Discovery & Development	Senior Secured	September 2021	Interest rate PRIME + 5.50% or Floor rate of 10.00%, 2.15% Exit Fee	$15,000	14,907	14,786
Myovant Sciences, Ltd. (5)(10)(11) 2000 Sierra Point Parkway, 9th Floor Brisbane, CA 94005	Drug Discovery & Development	Senior Secured	November 2021	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 6.55% Exit Fee	$40,000	40,320	40,151
Nabriva Therapeutics (5)(10) 25-28 North Wall Quay IFSC, Dublin 1, Ireland 19406	Drug Discovery & Development	Senior Secured	June 2023	Interest rate PRIME + 4.30% or Floor rate of 9.80%, 6.95% Exit Fee	$25,000	24,750	24,750
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.) (10)(11)(15)(16) 75 Park Plaza, 4th Floor Boston, MA 02116	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$40,000	40,882	40,472
	Drug Discovery & Development	Senior Secured	September 2021	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$10,000	10,240	10,137
	Drug Discovery & Development	Senior Secured	September 2021	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 2.25% Exit Fee	$10,000	10,084	9,925
	Drug Discovery & Development	Senior Secured	August 2022	Interest rate PRIME + 2.10% or Floor rate of 7.85%, 6.95% Exit Fee	$10,000	10,014	10,014
Total Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)					$70,000	71,220	70,548
Stealth Bio Therapeutics Corp. (5)(10)(11) 275 Grove Street, Suite 3-107 Newton, MA 02466	Drug Discovery & Development	Senior Secured	January 2021	Interest rate PRIME + 5.50% or Floor rate of 9.50%, 6.25% Exit Fee	$19,313	19,740	19,597
Tricida, Inc. (11)(15) 7000 Shoreline Ct #201 South San Francisco, CA 94080	Drug Discovery & Development	Senior Secured	March 2022	Interest rate PRIME + 3.35% or Floor rate of 8.85%, 8.19% Exit Fee	$40,000	39,622	39,794
uniQure B.V. (5)(10)(11) Paasheuvelweg 25A Amsterdam, The Netherlands 1105 BP	Drug Discovery & Development	Senior Secured	June 2023	Interest rate PRIME + 3.35% or Floor rate of 8.85%, 7.72% Exit Fee	$35,000	35,538	35,386
Verastem, Inc. (11) 117 Kendrick Street, Suite 500 Needham, MA 02494	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	5,058	5,059
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	5,082	5,083
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	5,057	5,057
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$10,000	10,033	9,976
Total Verastem, Inc.					$25,000	25,230	25,175
X4 Pharmaceuticals Inc. 955 Massachusetts Ave 4th Floor Cambridge, MA 02139	Drug Discovery & Development	Senior Secured	November 2021	Interest rate PRIME + 4.25% or Floor rate of 9.50%, 7.95% Exit Fee	$10,000	9,746	9,746
Subtotal: 1-5 Years Maturity						520,238	518,632
Subtotal: Drug Discovery & Development (54.99%)*						529,477	525,384
Electronics & Computer Hardware
1-5 Years Maturity
908 DEVICES INC. (15) 645 Summer St. 2nd floor Boston, MA 02210	Electronics & Computer Hardware	Senior Secured	September 2020	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 4.25% Exit Fee	$10,000	$10,145	$10,155

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Glo AB (5)(10)(13)(14) 1225 Bordeaux Drive Sunnyvale, CA 94089	Electronics & Computer Hardware	Senior Secured	February 2021	Interest rate PRIME + 6.20% or Floor rate of 10.45%, PIK Interest 1.75%, 2.95% Exit Fee	$12,192	12,265	5,556
Subtotal: 1-5 Years Maturity						22,410	15,711
Subtotal: Electronics & Computer Hardware (1.64%)*						22,410	15,711
Healthcare Services, Other
1-5 Years Maturity
Oak Street Health (12) 30 W. Monroe St. Suite 1200 Chicago, IL 60603	Healthcare Services, Other	Senior Secured	September 2021	Interest rate PRIME + 5.00% or Floor rate of 9.75%, 5.95% Exit Fee	$30,000	30,486	30,338
PH Group Holdings (13)(17) 950 N Glebe Rd., Suite 4000 Arlington, VA 22203	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$20,000	19,889	19,806
	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$10,000	9,938	9,896
Total PH Group Holdings					$30,000	29,827	29,702
Subtotal: 1-5 Years Maturity						60,313	60,040
Subtotal: Healthcare Services, Other (6.28%)*						60,313	60,040
Information Services
1-5 Years Maturity
MDX Medical, Inc. (14)(15)(19) 160 Chubb Avenue, Suite 301 Lyndhurst, NJ 07071	Information Services	Senior Secured	December 2020	Interest rate PRIME + 4.00% or Floor rate of 8.25%, PIK Interest 1.70%	$15,288	15,037	14,987
Subtotal: 1-5 Years Maturity						15,037	14,987
Subtotal: Information Services (1.57%)*						15,037	14,987
Internet Consumer & Business Services
Under 1 Year Maturity
LogicSource 20 Marshall Street South Norwalk, CT 06854	Internet Consumer & Business Services	Senior Secured	October 2019	Interest rate PRIME + 6.25% or Floor rate of 9.75%, 5.00% Exit Fee	$3,099	$3,486	$3,486
The Faction Group LLC (11) 1660 Lincoln St., Suite 1600 Denver, CO 80264	Internet Consumer & Business Services	Senior Secured	January 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$2,000	2,000	2,000
Subtotal: Under 1 Year Maturity						5,486	5,486
1-5 Years Maturity
AppDirect, Inc. (11)(19) 650 California Street, Fl 25 San Francisco, CA 94108	Internet Consumer & Business Services	Senior Secured	January 2022	Interest rate PRIME + 5.70% or Floor rate of 9.95%, 3.45% Exit Fee	$20,000	20,006	19,941
Art.com, Inc. (12)(14)(15) 2100 Powell Street 13th Floor Emeryville, CA 94608	Internet Consumer & Business Services	Senior Secured	April 2021	Interest rate PRIME + 5.40% or Floor rate of 10.15%, PIK Interest 1.70%, 1.50% Exit Fee	$10,117	10,020	10,028
Cloudpay, Inc. (5)(10) Kingsgate House, Newbury Road Andover Hampshire, United Kingdom SP10 4DU	Internet Consumer & Business Services	Senior Secured	April 2022	Interest rate PRIME + 4.05% or Floor rate of 8.55%, 6.95% Exit Fee	$11,000	11,017	11,020
Contentful, Inc. (5)(10)(14) 150 Spear Street, San Francisco, CA 94105	Internet Consumer & Business Services	Senior Secured	July 2022	Interest rate PRIME + 2.95% or Floor rate of 7.95%, PIK Interest 1.25%	$3,750	3,692	3,692
Convercent, Inc. (14)(15)(17) 5995 Greenwood Plaza Blvd Suite 110 Greenwood Village, CO 80111	Internet Consumer & Business Services	Senior Secured	July 2022	Interest rate PRIME + 2.55% or Floor rate of 7.80%, PIK Interest 2.95%, 1.00% Exit Fee	$7,500	7,419	7,419
EverFi, Inc. (11)(14)(16) 3299 K Street N.W., 4th Floor Washington, DC 20007	Internet Consumer & Business Services	Senior Secured	May 2022	Interest rate PRIME + 3.90% or Floor rate of 8.65%, PIK Interest 2.30%	$60,729	60,687	60,408
Fastly, Inc. (17)(19) 475 Brannan St., Suite 300 San Francisco, CA 94107	Internet Consumer & Business Services	Senior Secured	December 2021	Interest rate PRIME + 4.25%, 1.50% Exit Fee	$6,667	6,563	6,563
First Insight, Inc. (15) 2000 Ericsson Drive, Suite 200 Warrendale, PA 15086	Internet Consumer & Business Services	Senior Secured	November 2021	Interest rate PRIME + 6.25% or Floor rate of 11.25%	$7,500	7,368	7,375
Greenphire, Inc. (17) 630 Allendale Road, Suite 250 King of Prussia, PA 19406	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 8.00% or Floor rate of 9.00%	$2,776	2,776	2,785
	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate PRIME + 3.75% or Floor rate of 7.00%	$1,500	1,500	1,498
Total Greenphire, Inc.					$4,276	4,276	4,283
Intent Media, Inc. (12)(17) 75 Varick St., New York, NY 10013	Internet Consumer & Business Services	Senior Secured	September 2021	Interest rate PRIME + 5.13% or Floor rate of 10.125%, 2.00% Exit Fee	$12,200	12,210	12,147

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Interactions Corporation (11)(19) 31 Hayward Street., Suite E Franklin, MA 02038	Internet Consumer & Business Services	Senior Secured	March 2021	Interest rate 3-month LIBOR + 8.60% or Floor rate of 9.85%, 1.75% Exit Fee	$25,000	25,092	24,987
Postmates, Inc. (17)(19) 201 Third Steet 2nd Floor San Francisco, CA 94105	Internet Consumer & Business Services	Senior Secured	September 2022	Interest rate PRIME + 3.85% or Floor rate of 8.85%, 8.05% Exit Fee	$20,000	19,666	19,666
RumbleON, Inc. 4521 Sharon Road, Suite 370 Charlotte, NC 28211	Internet Consumer & Business Services	Senior Secured	May 2021	Interest rate PRIME + 5.75% or Floor rate of 10.25%, 4.55% Exit Fee	$5,000	5,018	4,984
	Internet Consumer & Business Services	Senior Secured	October 2021	Interest rate PRIME + 5.75% or Floor rate of 10.25%, 2.95% Exit Fee	$5,000	4,941	4,941
Total RumbleON, Inc.					$10,000	9,959	9,925
Snagajob.com, Inc. (13)(14) 1919 N Lynn Street, 7th Floor Arlington, VA 22209	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.15% or Floor rate of 9.15%, PIK Interest 1.95%, 2.55% Exit Fee	$41,841	42,139	42,075
	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.65% or Floor rate of 10.65%, PIK Interest 1.95%, 2.55% Exit Fee	$5,033	4,867	4,867
Total Snagajob.com, Inc.					$46,874	47,006	46,942
Tectura Corporation (7)(8)(9)(14) 951 Old County Road, Suite 2-317 Belmont, CA 94002	Internet Consumer & Business Services	Senior Secured	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$20,924	20,924	18,128
	Internet Consumer & Business Services	Senior Secured	June 2021	PIK Interest 8.00%	$10,680	240	—
Total Tectura Corporation					$31,604	21,164	18,128
The Faction Group LLC (11) 1660 Lincoln St., Suite 1600 Denver, CO 80264	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 9.25% or Floor rate of 10.25%	$6,667	6,667	6,653
Wheels Up Partners LLC (11) 220 West 42nd Street 16th Floor New York, NY 10036	Internet Consumer & Business Services	Senior Secured	July 2022	Interest rate 3-month LIBOR + 8.55% or Floor rate of 9.55%	$20,241	20,076	19,921
Xometry, Inc. (13)(17)(19) 7940 Cessna Avenue Gaithersburg, MD 20879	Internet Consumer & Business Services	Senior Secured	November 2021	Interest rate PRIME + 3.95% or Floor rate of 8.45%, 7.09% Exit Fee	$11,000	10,997	10,995
Subtotal: 1-5 Years Maturity						303,885	300,093
Subtotal: Internet Consumer & Business Services (31.98%)*						309,371	305,579
Media/Content/Info
1-5 Years Maturity
Bustle (14)(15) 315 Park Avenue South 12th Floor New York, NY 10010	Media/Content/Info	Senior Secured	June 2021	Interest rate PRIME + 4.10% or Floor rate of 8.35%, PIK Interest 1.95%, 3.12% Exit Fee	$15,315	$15,336	$15,453
Subtotal: 1-5 Years Maturity						15,336	15,453
Subtotal: Media/Content/Info (1.62%)*						15,336	15,453
Medical Devices & Equipment
Under 1 Year Maturity
Micell Technologies, Inc. (11) 801 Capitola Drive, Suite 1 Durham, NC 27713	Medical Devices & Equipment	Senior Secured	August 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%, 5.00% Exit Fee	$2,323	2,724	2,405
Subtotal: Under 1 Year Maturity						2,724	2,405
1-5 Years Maturity
Flowonix Medical, Inc. (11)(14) 500 International Drive, Suite 200 Mount Olive, NJ 07828	Medical Devices & Equipment	Senior Secured	October 2021	Interest rate PRIME + 4.00% or Floor rate of 9.00%, PIK Interest 0.5%, 7.95% Exit Fee	$15,007	14,673	14,673
Intuity Medical, Inc. (11)(15) 3500 West Warren Avenue. Fremont, CA 94538	Medical Devices & Equipment	Senior Secured	June 2021	Interest rate PRIME + 5.00% or Floor rate of 9.25%, 5.95% Exit Fee	$17,500	17,504	17,417
Quanta Dialysis Technologies (5)(10) Tything Road Alcester, UK B49 6EU	Medical Devices & Equipment	Senior Secured	April 2020	Interest rate PRIME + 8.05% or Floor rate of 11.55%, 5.00% Exit Fee	$5,806	6,324	6,344
Quanterix Corporation (11) 113 Hartwell Avenue Lexington, MA 02421	Medical Devices & Equipment	Senior Secured	March 2020	Interest rate PRIME + 2.75% or Floor rate of 8.00%, 0.58% Exit Fee	$7,688	7,656	7,577
Rapid Micro Biosystems, Inc. (11)(15) 1001 Pawtucket Blvd West, Suite 280 Lowell, MA 01854	Medical Devices & Equipment	Senior Secured	April 2022	Interest rate PRIME + 5.15% or Floor rate of 9.65%, 7.25% Exit Fee	$18,000	18,143	18,013
Sebacia, Inc. (11)(15) 2905 Premiere Parkway, Suite 150 Duluth, GA 30097	Medical Devices & Equipment	Senior Secured	January 2021	Interest rate PRIME + 4.35% or Floor rate of 8.85%, 6.05% Exit Fee	$11,000	11,151	11,071

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Transenterix, Inc. (10)(11) 635 Davis Drive, Suite 300 Morrisville, NC 27560	Medical Devices & Equipment	Senior Secured	June 2022	Interest rate PRIME + 4.55% or Floor rate of 9.55%, 6.95% Exit Fee	$30,000	29,972	29,852
Subtotal: 1-5 Years Maturity						105,423	104,947
Subtotal: Medical Devices & Equipment (11.24%)*						108,147	107,352
Software
Under 1 Year Maturity
Pollen, Inc. (15) 2000 Shawnee Mission Parkway, Suite 200 Mission Woods, KS 66205	Software	Senior Secured	April 2019	Interest rate PRIME + 4.25% or Floor rate of 8.50%, 4.00% Exit Fee	$7,000	7,214	7,214
Subtotal: Under 1 Year Maturity						7,214	7,214
1-5 Years Maturity
Abrigo (p.k.a. Banker's Toolbox, Inc.) (13)(18) 4, 12331-B Riata Trace Pkwy #200 Austin, TX 78727	Software	Senior Secured	March 2023	Interest rate 3-month LIBOR + 7.88% or Floor rate of 7.88%	$39,701	$38,871	$38,617
Businessolver.com, Inc. (16)(17) 1025 Ashworth Road Suite 101 West Des Moines, IA 50265	Software	Senior Secured	May 2023	Interest rate 3-month LIBOR + 7.50% or Floor rate of 7.50%	$52,913	51,958	51,417
	Software	Senior Secured	May 2023	Interest rate 3-month LIBOR + 7.50% or Floor rate of 7.50%	$2,550	2,551	2,550
Total Businessolver.com, Inc.					$55,463	54,509	53,967
Clarabridge, Inc. (12)(14)(17) 11400 Commerce Park Drive., Suite 500 Reston, VA 20191	Software	Senior Secured	April 2022	Interest rate PRIME + 4.80% or Floor rate of 8.55%, PIK Interest 2.25%	$42,300	41,843	41,921
Cloudian, Inc. 177 Bovet Road, Suite 450 San Mateo, CA 94402	Software	Senior Secured	November 2022	Interest rate PRIME + 3.25% or Floor rate of 8.25%, 9.75% Exit Fee	$15,000	14,814	14,814
Couchbase, Inc. (15)(17)(19) 3250 Olcott Street Santa Clara, CA 95054	Software	Senior Secured	September 2021	Interest rate PRIME + 5.25% or Floor rate of 10.75%	$15,000	14,921	14,921
Credible Behavioral Health, Inc. (14)(17) 1 Choice Hotels Circle, 11th Floor Rockville, MD 20850	Software	Senior Secured	September 2021	Interest rate PRIME + 3.20% or Floor rate of 7.95%, PIK Interest 3.30%	$7,573	7,493	7,493
Dashlane, Inc. (14)(19) 156 5th Avenue, #504 New York, NY 10010	Software	Senior Secured	April 2022	Interest rate PRIME + 4.05% or Floor rate of 8.55%, PIK Interest 1.10%, 9.25% Exit Fee	$10,067	10,107	10,137
DocuTAP, Inc. (17) 4701 West Research Drive Suite 102 Sioux Falls, SD 57107	Software	Senior Secured	October 2023	Interest rate 3-month LIBOR + 8.00% or Floor rate of 8.00%	$14,000	13,609	13,609
Emma, Inc. (17)(18) 9 Lea Avenue Nashville, TN 37210	Software	Senior Secured	September 2022	Interest rate 3-month LIBOR + 8.39% or Floor rate of 8.39%	$37,037	35,858	35,251
	Software	Senior Secured	September 2022	Interest rate 3-month LIBOR + 8.18% or Floor rate of 8.18%	$6,000	5,827	5,826
Total Emma, Inc.					$43,037	41,685	41,077
Evernote Corporation (14)(15)(17)(19) 305 Walnut Street Redwood City, CA 94063	Software	Senior Secured	October 2020	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$5,549	5,537	5,592
	Software	Senior Secured	July 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 1.25%	$4,074	4,058	4,074
	Software	Senior Secured	July 2022	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 1.25%	$5,015	4,982	4,993
Total Evernote Corporation					$14,638	14,577	14,659
Fuze, Inc. (13)(14)(15)(16)(19) 2 Copley Place, Floor 7 Boston, MA 02116	Software	Senior Secured	July 2021	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.55%, 3.55% Exit Fee	$51,129	51,284	51,943
Impact Radius Holdings, Inc. (11)(14) 223 East De La Guerra Street Santa Barbara, CA 93101	Software	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.75%, PIK Interest 1.55%, 1.75% Exit Fee	$10,191	10,271	10,237
	Software	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.75%, PIK Interest 1.55%	$2,014	2,014	2,008
Total Impact Radius Holdings, Inc.					$12,205	12,285	12,245
Insurance Technologies Corporation (17)(18) 1415 Halsey Way #314 Carrollton, TX 75007	Software	Senior Secured	March 2023	Interest rate 3-month LIBOR + 7.82% or Floor rate of 8.75%	$12,500	12,258	12,071

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Lightbend, Inc. (14)(15) 625 Market St 10th Floor San Francisco, CA 94105	Software	Senior Secured	February 2022	Interest rate PRIME + 4.25% or Floor rate of 8.50%, PIK Interest 2.00%	$16,179	15,850	15,741
Lithium Technologies, Inc. (11)(16)(17) Pier 1, Bay 1A San Francisco, CA 94111	Software	Senior Secured	October 2022	Interest rate 1-month LIBOR + 8.00% or Floor rate of 9.00%	$12,000	11,785	11,659
	Software	Senior Secured	October 2022	Interest rate 1-month LIBOR + 8.00% or Floor rate of 9.00%	$43,000	42,047	42,047
Total Lithium Technologies, Inc.					$55,000	53,832	53,706
Microsystems Holding Company, LLC (13)(19) 535 Madison Ave., Fl 4 New York, NY 10022	Software	Senior Secured	July 2022	Interest rate 3-month LIBOR + 8.25% or Floor rate of 9.25%	$12,000	11,854	11,842
Quid, Inc. (14)(15) 600 Harrison Street, Suite 400 San Francisco, CA 94107	Software	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 8.25%, PIK Interest 2.25%, 3.00% Exit Fee	$8,494	8,632	8,619
RapidMiner, Inc. (12)(14) 10 Milk Street., 11th Floor Boston, MA 02108	Software	Senior Secured	December 2020	Interest rate PRIME + 5.50% or Floor rate of 9.75%, PIK Interest 1.65%	$7,119	$7,018	$6,965
Regent Education (14) 340 East Patrick Street, Suite 210 Frederick, MD 21701	Software	Senior Secured	January 2021	Interest rate FIXED 10.00%, PIK Interest 2.00%, 6.35% Exit Fee	$3,092	3,115	1,579
Salsa Labs, Inc. (11)(17) 7200 Wisconsin Avenue, Suite 200 Bethesda, MD 20814	Software	Senior Secured	April 2023	Interest rate 3-month LIBOR + 8.15% or Floor rate of 9.15%	$6,000	5,894	5,823
Signpost, Inc. (11)(14) 127 W 26th St., Floor 2 New York, NY 10001	Software	Senior Secured	February 2020	Interest rate PRIME + 4.15% or Floor rate of 8.15%, PIK Interest 1.75%, 5.75% Exit Fee	$15,787	16,293	16,267
ThreatConnect, Inc. (14)(15)(19) 3865 Wilson Blvd., Suite 550 Arlington, VA 22203	Software	Senior Secured	October 2022	Interest rate PRIME + 4.95% or Floor rate of 9.95%, PIK Interest 1.05%, 2.20% Exit Fee	$7,519	7,443	7,443
Vela Trading Technologies (11)(18) 211 East 43 Street 5th Floor New York, NY 10017	Software	Senior Secured	July 2022	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%	$19,750	19,345	19,309
YouEarnedIt, Inc. (18) 206 East 9th Street, Floor 18 Austin, TX 78701	Software	Senior Secured	July 2023	Interest rate 1-month LIBOR + 8.66%	$8,978	8,735	8,735
ZocDoc (11)(19) 568 Broadway Floor 9 New York, NY 10012	Software	Senior Secured	August 2021	Interest rate PRIME + 6.20% or Floor rate of 10.95%, 2.00% Exit Fee	$30,000	30,003	29,875
Subtotal: 1-5 Years Maturity						516,270	513,378
Subtotal: Software (54.49%)*						523,484	520,592
Sustainable and Renewable Technology
Under 1 Year Maturity
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.) (6)(14)(19) 150 Linden Street Oakland, CA 94607	Sustainable and Renewable Technology	Senior Secured	August 2019	Interest rate PRIME + 8.70% or Floor rate of 12.95%, 5.00% Exit Fee	$10,000	10,151	10,151
	Sustainable and Renewable Technology	Senior Secured	February 2019	PIK Interest 10.00%	$649	650	650
	Sustainable and Renewable Technology	Senior Secured	February 2019	Interest rate PRIME + 10.70% or Floor rate of 15.70%, PIK Interest 2.00%	$603	603	603
Total Solar Spectrum LLC					$11,252	$11,404	$11,404
Subtotal: Under 1 Year Maturity						11,404	11,404
1-5 Years Maturity
FuelCell Energy, Inc. (12) 3 Great Pasture Road Danbury, CT 06810	Sustainable and Renewable Technology	Senior Secured	April 2020	Interest rate PRIME + 5.40% or Floor rate of 9.90%, 6.68% Exit Fee	$13,091	13,362	13,330
	Sustainable and Renewable Technology	Senior Secured	April 2020	Interest rate PRIME + 5.40% or Floor rate of 9.90%, 8.50% Exit Fee	$11,909	11,908	11,874
Total FuelCell Energy, Inc.					$25,000	$25,270	$25,204
Impossible Foods, Inc. (12)(17) 400 Saginaw Drive Redwood City, CA 94063	Sustainable and Renewable Technology	Senior Secured	January 2022	Interest rate PRIME + 3.95% or Floor rate of 8.95%, 9.00% Exit Fee	$30,000	29,981	29,680
Metalysis Limited (5)(10)(11) Unit 2, Farfield Park Manvers Way, Wath upon Dearne Rotherham, South Yorkshire, UK S63 5DB	Sustainable and Renewable Technology	Senior Secured	March 2021	Interest rate PRIME + 5.00% or Floor rate of 9.25%, 6.95% Exit Fee	$7,254	7,400	7,360

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Proterra, Inc. (11)(14) 1 Whitlee Ct. Greenville, SC 29607	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 5.95% Exit Fee	$25,484	26,775	26,888
	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 7.00% Exit Fee	$5,097	5,381	5,386
Total Proterra, Inc.					$30,581	32,156	32,274
Subtotal: 1-5 Years Maturity						94,807	94,518
Subtotal: Sustainable and Renewable Technology (11.09%)*						106,211	105,922
Total: Debt Investments (181.43%)*						1,752,945	1,733,492

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(3)	Value(4)
Equity Investments
Communications & Networking
GlowPoint, Inc. (4) 430 Mountain Ave Suite 301 Murray Hill, NJ 7974	Communications & Networking	Equity	0.23%	Common Stock	114,192	$102	$14
Peerless Network Holdings, Inc. 222 South Riverside Plaza, Suite 2730 Chicago, IL 60606	Communications & Networking	Equity	3.41%	Preferred Series A	1,135,000	1,229	4,847
Subtotal: Communications & Networking (0.51%)*						1,331	4,861
Diagnostic
Singulex, Inc. 1701 Harbor Way Parkway, Suite 200 Alameda, CA 94502	Diagnostic	Equity	0.36%	Common Stock	937,998	750	348
Subtotal: Diagnostic (0.04%)*						750	348
Diversified Financial Services
Gibraltar Business Capital, LLC. (7) 400 Skokie Blvd #375 Northbrook, IL 60062	Diversified Financial Services	Equity	7.26%	Common Stock	830,000	1,884	1,688
	Diversified Financial Services	Equity	92.74%	Preferred Series A	10,602,752	26,122	23,402
Total Gibraltar Business Capital, LLC					11,432,752	28,006	25,090
Subtotal: Diversified Financial Services (2.63%)*						28,006	25,090
Drug Delivery
AcelRx Pharmaceuticals, Inc. (4) 351 Galveston Drive Redwood City, CA 94063	Drug Delivery	Equity	0.22%	Common Stock	176,730	1,329	318
BioQ Pharma Incorporated (15) 1325 Howard St San Francisco, CA 94107	Drug Delivery	Equity	0.47%	Preferred Series D	165,000	500	599
Edge Therapeutics, Inc. (4) 300 Connell Dr., Suite 4000 Berkeley Heights, NJ 07922	Drug Delivery	Equity	0.16%	Common Stock	49,965	309	16
Neos Therapeutics, Inc. (4)(15) 2940 N. Highway 360, Suite 400 Grand Prarie, TX 75050	Drug Delivery	Equity	0.42%	Common Stock	125,000	1,500	206
Subtotal: Drug Delivery (0.12%)*						3,638	1,139
Drug Discovery & Development
Aveo Pharmaceuticals, Inc. (4)(15) One Broadway, 14th Floor Cambridge, MA 02142	Drug Discovery & Development	Equity	1.52%	Common Stock	1,901,791	1,715	3,112
Axovant Sciences Ltd. (4)(5)(10)(16) 11 Times Square 33rd Floor New York, NY 10036	Drug Discovery & Development	Equity	0.08%	Common Stock	129,827	1,269	129
BridgeBio Pharma LLC (16) 421 Kipling Street Palo Alto, CA 94301	Drug Discovery & Development	Equity	0.20%	Preferred Series D	1,008,929	2,000	1,819
Cerecor, Inc. (4) 400 East Pratt Street, Suite 606 Baltimore, MD 21202	Drug Discovery & Development	Equity	0.29%	Common Stock	119,087	1,000	385
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.) (4) 35 Gatehouse Drive Waltham, MA 02451	Drug Discovery & Development	Equity	0.12%	Common Stock	13,550	1,000	10

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(3)	Value(4)
Dicerna Pharmaceuticals, Inc. (4) 87 Cambridge Park Dr Cambridge, MA 02140	Drug Discovery & Development	Equity	0.23%	Common Stock	142,858	1,000	1,527
Dynavax Technologies (4)(10) 2929 Seventh Street, Suite 100 Berkeley, CA 94710	Drug Discovery & Development	Equity	0.03%	Common Stock	20,000	550	183
Eidos Therapeutics, Inc. (4)(10) 101 Montgomery Street, Suite 2550 San Francisco, CA 94104	Drug Discovery & Development	Equity	0.04%	Common Stock	15,000	255	206
Genocea Biosciences, Inc. (4) 100 Acorn Park Drive, 5th Floor Cambridge, MA 02140	Drug Discovery & Development	Equity	0.26%	Common Stock	223,463	2,000	64
Insmed, Incorporated (4) 10 Finderne Ave Building 10 Bridgewater, NJ 8807	Drug Discovery & Development	Equity	0.09%	Common Stock	70,771	1,000	929
Melinta Therapeutics, Inc. (4) 300 TriState International, Suite 272 Lincolnshire, IL 60069	Drug Discovery & Development	Equity	0.46%	Common Stock	51,821	2,000	42
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.) (4)(10)(16) 75 Park Plaza, 4th Floor Boston, MA 02116	Drug Discovery & Development	Equity	0.24%	Common Stock	76,362	2,744	392
Rocket Pharmaceuticals, Ltd (p.k.a. Inotek Pharmaceuticals Corporation) (4) 131 Hartwell Ave Suite 105 Lexington, MA 2421	Drug Discovery & Development	Equity	0.00%	Common Stock	944	1,500	14
Tricida, Inc. (4) 7000 Shoreline Ct #201 South San Francisco, CA 94080	Drug Discovery & Development	Equity	0.25%	Common Stock	105,260	2,000	2,481
Subtotal: Drug Discovery & Development (1.18%)*						20,033	11,293
Electronics & Computer Hardware
Identiv, Inc. (4) 1900-B Carnegie Avenue Building B Santa Ana, CA 92705	Electronics & Computer Hardware	Equity	0.04%	Common Stock	6,700	34	24
Subtotal: Electronics & Computer Hardware (0.00%)*						34	24
Information Services
DocuSign, Inc. (4) 221 Main St. Suite 1000 San Francisco, CA 94105	Information Services	Equity	0.23%	Common Stock	385,000	6,081	15,431
Subtotal: Information Services (1.62%)*						6,081	15,431
Internet Consumer & Business Services
Blurb, Inc. 580 California St., Suite 300 San Francisco, CA 94104	Internet Consumer & Business Services	Equity	0.36%	Preferred Series B	220,653	$175	$44
Brigade Group, Inc. (p.k.a. Philotic, Inc.) 314 Lytton Avenue, Suite 200 Palo Alto, CA 94301	Internet Consumer & Business Services	Equity	0.05%	Common Stock	9,023	93	—
Contentful, Inc. (5)(10) 150 Spear Street, San Francisco, CA 94105	Internet Consumer & Business Services	Equity	0.16%	Preferred Series D	217	500	504
DoorDash, Inc. 901 Market Street 6th Floor San Francisco, CA 94103	Internet Consumer & Business Services	Equity	0.30%	Common Stock	105,000	6,051	6,051
Lightspeed POS, Inc. (5)(10) 700 St-Antoine Est, Suite 300 Montreal, Canada H2Y1A6	Internet Consumer & Business Services	Equity	0.08%	Preferred Series C	230,030	250	363
	Internet Consumer & Business Services	Equity	0.07%	Preferred Series D	198,677	250	326
Total Lightspeed POS, Inc.					428,707	500	689
Lyft, Inc. 185 Berry St., Suite 5000 San Francisco, CA 94107	Internet Consumer & Business Services	Equity	0.03%	Preferred Series F	91,648	4,819	4,819
Nextdoor.com, Inc. 875 Stevenson Street, Suite 700 San Francisco, CA 94103	Internet Consumer & Business Services	Equity	0.61%	Common Stock	328,190	4,854	4,854
OfferUp, Inc. 701 5th Avenue, Suite 5100 Seattle, WA 98104	Internet Consumer & Business Services	Equity	0.21%	Preferred Series A	286,080	1,663	1,565
	Internet Consumer & Business Services	Equity	0.08%	Preferred Series A-1	108,710	632	595
Total OfferUp, Inc.					394,790	2,295	2,160
Oportun (p.k.a. Progress Financial) 2 Circle Star Way San Carlos, CA 94070	Internet Consumer & Business Services	Equity	0.08%	Preferred Series G	218,351	250	537
	Internet Consumer & Business Services	Equity	0.03%	Preferred Series H	87,802	250	279
Total Oportun (p.k.a. Progress Financial)					306,153	500	816

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(3)	Value(4)
Tectura Corporation (7) 951 Old County Road, Suite 2-317 Belmont, CA 94002	Internet Consumer & Business Services	Equity	49.39%	Common Stock	414,994,863	900	—
	Internet Consumer & Business Services	Equity	0.12%	Preferred Series BB	1,000,000	—	—
Total Tectura Corporation					415,994,863	900	—
Subtotal: Internet Consumer & Business Services (2.09%)*						20,687	19,937
Media/Content/Info
Pinterest, Inc. 651 Brannan Street San Francisco, CA 94103	Media/Content/Info	Equity	0.05%	Preferred Series Seed	620,000	4,085	3,787
Subtotal: Media/Content/Info (0.40%)*						4,085	3,787
Medical Devices & Equipment
AtriCure, Inc. (4)(15) 7555 Innovation Way Mason, OH 45040	Medical Devices & Equipment	Equity	0.03%	Common Stock	10,119	266	310
Flowonix Medical, Inc. 500 International Drive, Suite 200 Mount Olive, NJ 07828	Medical Devices & Equipment	Equity	0.07%	Preferred Series AA	221,893	1,500	27
Gelesis, Inc. 500 Boylston Street, Suite 1600 Boston, MA 02116	Medical Devices & Equipment	Equity	1.03%	Common Stock	198,202	—	677
	Medical Devices & Equipment	Equity	0.99%	Preferred Series A-1	191,210	425	729
	Medical Devices & Equipment	Equity	0.99%	Preferred Series A-2	191,626	500	691
Total Gelesis, Inc.					581,038	925	2,097
Medrobotics Corporation (15) 475 Paramount Drive Raynham, MA 02767	Medical Devices & Equipment	Equity	0.12%	Preferred Series E	136,798	250	24
	Medical Devices & Equipment	Equity	0.07%	Preferred Series F	73,971	155	26
	Medical Devices & Equipment	Equity	0.14%	Preferred Series G	163,934	500	87
Total Medrobotics Corporation					374,703	905	137
Optiscan Biomedical, Corp. (6) 24590 Clawiter Road Hayward, CA 94545	Medical Devices & Equipment	Equity	0.34%	Preferred Series B	61,855	3,000	393
	Medical Devices & Equipment	Equity	0.11%	Preferred Series C	19,273	655	111
	Medical Devices & Equipment	Equity	3.05%	Preferred Series D	551,038	5,257	3,524
	Medical Devices & Equipment	Equity	1.72%	Preferred Series E	311,989	2,609	2,771
Total Optiscan Biomedical, Corp.					944,155	11,521	6,799
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.) 1830 Bering Drive San Jose, CA 95112	Medical Devices & Equipment	Equity	0.12%	Preferred Series B	232,061	527	473
Quanterix Corporation (4) 113 Hartwell Avenue Lexington, MA 02421	Medical Devices & Equipment	Equity	0.38%	Common Stock	84,778	1,000	1,553
Subtotal: Medical Devices & Equipment (1.19%)*						16,644	11,396
Software
CapLinked, Inc. 2015 Manhattan Beach Blvd, #108 Redondo Beach, CA 90278	Software	Equity	0.33%	Preferred Series A-3	53,614	51	87
Docker, Inc. 144 Townsend Street San Francisco, CA 94107	Software	Equity	0.63%	Common Stock	200,000	4,284	4,284
Druva, Inc. 150 Mathilda Place, Suite 450 Sunnyvale, CA 94041	Software	Equity	0.29%	Preferred Series 2	458,841	1,000	1,972
	Software	Equity	0.06%	Preferred Series 3	93,620	300	433
Total Druva, Inc.					552,461	1,300	2,405
HighRoads, Inc. 3 Burlington Woods Dr Burlington, MA 01803	Software	Equity	0.00%	Common Stock	190	307	—
Palantir Technologies 100 Hamilton Avenue Palo Alto, CA 94301	Software	Equity	0.00%	Preferred Series D	9,535	47	47
	Software	Equity	0.19%	Preferred Series E	1,749,089	10,489	8,662
	Software	Equity	0.04%	Preferred Series G	326,797	2,211	1,618
Total Palantir Technologies					2,085,421	12,747	10,327
Sprinklr, Inc. 29 West 35th Street, 7th Floor New York, NY 10001	Software	Equity	0.68%	Common Stock	700,000	3,749	3,226

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(3)	Value(4)
WildTangent, Inc. 18578 NE 67th Court, Building 5 Redmond, WA 98052	Software	Equity	0.16%	Preferred Series 3	100,000	402	176
Subtotal: Software (2.15%)*						22,840	20,505
Surgical Devices
Gynesonics, Inc. (15) 301 Galveston Drive Redwood City, CA 94063	Surgical Devices	Equity	0.01%	Preferred Series B	219,298	$250	$8
	Surgical Devices	Equity	0.04%	Preferred Series C	656,538	282	25
	Surgical Devices	Equity	0.12%	Preferred Series D	1,991,157	712	79
	Surgical Devices	Equity	0.16%	Preferred Series E	2,786,367	429	125
	Surgical Devices	Equity	0.09%	Preferred Series F	1,523,693	118	117
	Surgical Devices	Equity	0.14%	Preferred Series F-1	2,418,125	150	167
Total Gynesonics, Inc.					9,595,178	1,941	521
Transmedics, Inc. 200 Minuteman Road, Suite 302 Andover, MA 01810	Surgical Devices	Equity	0.16%	Preferred Series B	88,961	1,100	356
	Surgical Devices	Equity	0.21%	Preferred Series C	119,999	300	479
	Surgical Devices	Equity	0.46%	Preferred Series D	260,000	650	1,040
	Surgical Devices	Equity	0.18%	Preferred Series F	100,200	500	401
Total Transmedics, Inc.					569,160	2,550	2,276
Subtotal: Surgical Devices (0.29%)*						4,491	2,797
Sustainable and Renewable Technology
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.) 4100 Alpha Road, Suite 900 Dallas, TX 75244	Sustainable and Renewable Technology	Equity	0.00%	Common Stock	192	761	—
Modumetal, Inc. 1443 N. Northlake Way Seattle, WA 98103	Sustainable and Renewable Technology	Equity	0.72%	Preferred Series C	3,107,520	500	40
Proterra, Inc. 1 Whitlee Ct. Greenville, SC 29607	Sustainable and Renewable Technology	Equity	0.07%	Preferred Series 5	99,280	500	449
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.) (6) 150 Linden Street Oakland, CA 94607	Sustainable and Renewable Technology	Equity	22.77%	Common Stock	380	61,502	3,115
Subtotal: Sustainable and Renewable Technology (0.38%)*						63,263	3,604
Total: Equity Investments (12.58%)*						$191,883	$120,212

Warrant Investments
Biotechnology Tools
Labcyte, Inc. 1190 Borregas Avenue Sunnyvale, CA 94089	Biotechnology Tools	Warrant	0.84%	Preferred Series C	1,127,624	$323	$1,114
Subtotal: Biotechnology Tools (0.12%)*						323	1,114
Communications & Networking
Peerless Network Holdings, Inc. 222 South Riverside Plaza, Suite 2730 Chicago, IL 60606	Communications & Networking	Warrant	0.01%	Common Stock	3,328	—	10
Spring Mobile Solutions, Inc. 11710 Plaza America Drive, Suite 2000 Reston, VA 20190	Communications & Networking	Warrant	0.62%	Common Stock	2,834,375	418	—
Subtotal: Communications & Networking (0.00%)*						418	10
Consumer & Business Products
Gadget Guard (p.k.a Antenna79) (15) 709N 400 W #3 North Salt Lake, UT 84054	Consumer & Business Products	Warrant	0.46%	Common Stock	1,662,441	228	—
Intelligent Beauty, Inc. 2301 Rosecrans Ave, Suite 4100 El Segundo, CA 90245	Consumer & Business Products	Warrant	0.35%	Preferred Series B	190,234	230	191
The Neat Company 1601 Market St., Suite 3500 Philadelphia, PA 19103	Consumer & Business Products	Warrant	0.01%	Preferred Series C-1	540,540	365	—
WHOOP, INC. 1325 Boylston Street, Suite 401 Boston, MA 02251	Consumer & Business Products	Warrant	0.17%	Preferred Series C	68,627	18	5
Subtotal: Consumer & Business Products (0.02%)*						841	196
Drug Delivery
Agile Therapeutics, Inc. (4) 101 Poor Farm Road Princeton, NJ 08540	Drug Delivery	Warrant	0.52%	Common Stock	180,274	730	6
BioQ Pharma Incorporated 1325 Howard St San Francisco, CA 94107	Drug Delivery	Warrant	1.30%	Common Stock	459,183	1	525

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(3)	Value(4)
Dance Biopharm, Inc. (15) 2 Mint Plaza Suite 804 San Francisco, CA 94103	Drug Delivery	Warrant	0.40%	Common Stock	110,882	74	—
Edge Therapeutics, Inc. (4) 300 Connell Dr., Suite 4000 Berkeley Heights, NJ 07922	Drug Delivery	Warrant	0.25%	Common Stock	78,595	390	3
Kaleo, Inc. (p.k.a. Intelliject, Inc.) 111 Virginia St. Ste 300 Richmond, VA 23219	Drug Delivery	Warrant	0.46%	Preferred Series B	82,500	593	1,923
Neos Therapeutics, Inc. (4)(15) 2940 N. Highway 360, Suite 400 Grand Prarie, TX 75050	Drug Delivery	Warrant	0.24%	Common Stock	70,833	285	—
Pulmatrix Inc. (4) 99 Hayden Avenue, Suite 390 Lexington, MA 02421	Drug Delivery	Warrant	0.51%	Common Stock	25,150	116	—
ZP Opco, Inc. (p.k.a. Zosano Pharma) (4) 34790 Ardentech Court Fremont, CA 94555	Drug Delivery	Warrant	0.03%	Common Stock	3,618	266	—
Subtotal: Drug Delivery (0.26%)*						2,455	2,457
Drug Discovery & Development
Acacia Pharma Inc. (4)(10) The Officers' Mess, Royston Rd, Duxford Cambridge, UK CB22 4QH	Drug Discovery & Development	Warrant	0.38%	Common Stock	201,330	$304	$52
ADMA Biologics, Inc. (4) 465 Route 17 South Ramsey, NJ 07446	Drug Discovery & Development	Warrant	0.19%	Common Stock	89,750	295	5
Auris Medical Holding, AG (4)(5)(10) Dornacherstrasse 210 CH-4053, Basel Switzerland	Drug Discovery & Development	Warrant	0.05%	Common Stock	15,672	249	—
Brickell Biotech, Inc. 5777 Central Ave, Suite 102 Boulder, CO 80301	Drug Discovery & Development	Warrant	0.38%	Preferred Series C	26,086	119	48
Cerecor, Inc. (4) 400 East Pratt Street, Suite 606 Baltimore, MD 21202	Drug Discovery & Development	Warrant	0.05%	Common Stock	22,328	70	8
Chroma Therapeutics, Ltd. (5)(10) 93 Innovation Drive, Milton Park Abingdon Oxon, UK OX14 4RZ	Drug Discovery & Development	Warrant	0.61%	Preferred Series D	325,261	490	—
Concert Pharmaceuticals, Inc. (4)(10)(15) 3858 Walnut St. Suite 255 Denver, CO 80205	Drug Discovery & Development	Warrant	0.56%	Common Stock	132,069	545	289
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.) (4) 3101 Western Avenue, Suite 800 Seattle, WA 98121	Drug Discovery & Development	Warrant	0.05%	Common Stock	29,239	165	—
CytRx Corporation (4)(15) 11726 San Vicente Blvd., Suite 650 Los Angeles, CA 90049	Drug Discovery & Development	Warrant	0.31%	Common Stock	105,694	160	—
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.) (4) 35 Gatehouse Drive Waltham, MA 02451	Drug Discovery & Development	Warrant	0.15%	Common Stock	17,190	369	—
Dicerna Pharmaceuticals, Inc. (4) 87 Cambridge Park Dr Cambridge, MA 02140	Drug Discovery & Development	Warrant	0.00%	Common Stock	200	28	—
Evofem Biosciences, Inc. (p.k.a Neothetics, Inc.) (4)(15) 12400 High Bluff Drive Suite 600 San Diego, CA 92130	Drug Discovery & Development	Warrant	0.03%	Common Stock	7,806	266	15
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.) (4) 2 Gansevoort Street, 9th Floor New York, NY 10014	Drug Discovery & Development	Warrant	0.13%	Common Stock	73,009	142	—
Genocea Biosciences, Inc. (4) 100 Acorn Park Drive, 5th Floor Cambridge, MA 02140	Drug Discovery & Development	Warrant	0.46%	Common Stock	403,136	431	40
Immune Pharmaceuticals Inc. (4) 430 East 29th St., Suite 940 New York, NY 10016	Drug Discovery & Development	Warrant	0.02%	Common Stock	10,742	164	—
Melinta Therapeutics, Inc. (4) 300 TriState International, Suite 272 Lincolnshire, IL 60069	Drug Discovery & Development	Warrant	0.36%	Common Stock	40,545	626	—
Motif BioSciences Inc. (4)(5)(10)(15) 125 Park Avenue., 25th Floor New York, NY 10017	Drug Discovery & Development	Warrant	0.02%	Common Stock	73,452	282	78

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(3)	Value(4)
Myovant Sciences, Ltd. (4)(5)(10) 2000 Sierra Point Parkway, 9th Floor Brisbane, CA 94005	Drug Discovery & Development	Warrant	0.10%	Common Stock	73,710	460	502
Neuralstem, Inc. (4)(15) 20271 Goldenrod Lane, 2nd floor Germantown, MD 20876	Drug Discovery & Development	Warrant	0.03%	Common Stock	5,783	77	—
Ology Bioservices, Inc. (p.k.a. Nanotherapeutics, Inc.) (15) 13200 NW Nano Court Alachua, FL 32615	Drug Discovery & Development	Warrant	2.67%	Common Stock	171,389	838	—
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.) (4)(10)(15)(16) 75 Park Plaza, 4th Floor Boston, MA 02116	Drug Discovery & Development	Warrant	0.29%	Common Stock	94,841	204	20
Savara Inc. (p.k.a. Mast Therapeutics, Inc.) (4)(15) 900 S. Capital of Texas Highway, Suite 150 Austin, TX 78746	Drug Discovery & Development	Warrant	0.09%	Common Stock	32,467	203	52
Sorrento Therapeutics, Inc. (4)(10) 9380 Judicial Dr San Diego, CA 92121	Drug Discovery & Development	Warrant	0.28%	Common Stock	306,748	889	192
Stealth Bio Therapeutics Corp. (5)(10) 275 Grove Street, Suite 3-107 Newton, MA 02466	Drug Discovery & Development	Warrant	0.03%	Preferred Series A	216,666	158	55
Tricida, Inc. (4)(15) 7000 Shoreline Ct #201 South San Francisco, CA 94080	Drug Discovery & Development	Warrant	0.25%	Common Stock	106,916	863	1,268
uniQure B.V. (4)(5)(10) Paasheuvelweg 25A Amsterdam, The Netherlands 1105 BP	Drug Discovery & Development	Warrant	0.10%	Common Stock	37,174	218	468
X4 Pharmaceuticals, Inc. 955 Massachusetts Ave 4th Floor Cambridge, MA 02139	Drug Discovery & Development	Warrant	0.35%	Preferred Series B	210,638	270	206
XOMA Corporation (4)(10)(15) 2200 Powell Street Suite 310 Berkeley, CA 94608	Drug Discovery & Development	Warrant	0.10%	Common Stock	9,063	279	2
Subtotal: Drug Discovery & Development (0.35%)*						9,164	3,300
Electronics & Computer Hardware
908 DEVICES INC. (15) 645 Summer St. 2nd floor Boston, MA 02210	Electronics & Computer Hardware	Warrant	0.24%	Preferred Series D	79,856	101	28
Subtotal: Electronics & Computer Hardware (0.00%)*						101	28
Healthcare Services, Other
Chromadex Corporation (4) 10005 Muirlands Boulevard, Suite G, First Floor Irvine, CA 92618	Healthcare Services, Other	Warrant	0.25%	Common Stock	139,673	157	102
Subtotal: Healthcare Services, Other (0.01%)*						157	102
Information Services
INMOBI Inc. (5)(10) 475 Brannan St., Suite 420 San Francisco, CA 94107	Information Services	Warrant	0.16%	Common Stock	65,587	82	—
MDX Medical, Inc. (15) 160 Chubb Avenue, Suite 301 Lyndhurst, NJ 07071	Information Services	Warrant	0.87%	Common Stock	2,812,500	283	144
Netbase Solutions, Inc. 3960 Freedom Circle, Suite 200 Santa Clara, CA 95054	Information Services	Warrant	0.02%	Preferred Series 1	60,000	356	378
RichRelevance, Inc. 303 Second Street, Suite 350 South San Francisco, CA 94107	Information Services	Warrant	0.13%	Preferred Series E	112,612	98	—
Subtotal: Information Services (0.05%)*						819	522
Internet Consumer & Business Services
Aria Systems, Inc. 575 Market Street, 32nd Floor San Francisco, CA 94105	Internet Consumer & Business Services	Warrant	0.09%	Preferred Series G	231,535	$73	$—
Art.com, Inc. (15) 2100 Powell Street 13th Floor Emeryville, CA 94608	Internet Consumer & Business Services	Warrant	0.24%	Preferred Series B	311,005	66	—
Blurb, Inc. (15) 580 California St., Suite 300 San Francisco, CA 94104	Internet Consumer & Business Services	Warrant	0.39%	Preferred Series C	234,280	636	13
ClearObject, Inc. (p.k.a. CloudOne, Inc.) 8626 E 116th Street, Suite 300 Fishers, IN 46038	Internet Consumer & Business Services	Warrant	0.59%	Preferred Series E	968,992	19	27

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(3)	Value(4)
Cloudpay, Inc. (5)(10) Kingsgate House, Newbury Road Andover Hampshire, United Kingdom SP10 4DU	Internet Consumer & Business Services	Warrant	0.36%	Preferred Series B	4,960	45	11
Contentful, Inc. (5)(10) 150 Spear Street, San Francisco, CA 94105	Internet Consumer & Business Services	Warrant	0.06%	Preferred Series C	82	1	41
Fastly, Inc. 475 Brannan St., Suite 300 San Francisco, CA 94107	Internet Consumer & Business Services	Warrant	0.08%	Preferred Series F	152,195	71	72
First Insight, Inc. (15) 2000 Ericsson Drive, Suite 200 Warrendale, PA 15086	Internet Consumer & Business Services	Warrant	0.27%	Preferred Series B	56,938	70	55
Intent Media, Inc. 75 Varick St., New York, NY 10013	Internet Consumer & Business Services	Warrant	0.46%	Common Stock	140,077	168	168
Interactions Corporation 31 Hayward Street., Suite E Franklin, MA 02038	Internet Consumer & Business Services	Warrant	0.07%	Preferred Series G-3	68,187	204	401
Just Fabulous, Inc. 2301 Rosecrans Avenue, Suite 5000 El Segundo, CA 90245	Internet Consumer & Business Services	Warrant	0.35%	Preferred Series B	206,184	1,101	1,877
Lightspeed POS, Inc. (5)(10) 700 St-Antoine Est, Suite 300 Montreal, Canada H2Y1A6	Internet Consumer & Business Services	Warrant	0.08%	Preferred Series C	245,610	20	165
LogicSource 20 Marshall Street South Norwalk, CT 06854	Internet Consumer & Business Services	Warrant	0.39%	Preferred Series C	79,625	30	26
Oportun (p.k.a. Progress Financial) 2 Circle Star Way San Carlos, CA 94070	Internet Consumer & Business Services	Warrant	0.06%	Preferred Series G	174,562	78	247
Postmates, Inc. 201 Third Steet 2nd Floor San Francisco, CA 94105	Internet Consumer & Business Services	Warrant	0.08%	Common Stock	189,865	317	239
RumbleON, Inc. (4) 4521 Sharon Road, Suite 370 Charlotte, NC 28211	Internet Consumer & Business Services	Warrant	0.56%	Common Stock	102,768	87	89
ShareThis, Inc. 4005 Miranda Avenue, Suite 100 Palo Alto, CA 94304	Internet Consumer & Business Services	Warrant	0.91%	Preferred Series C	493,502	547	—
Snagajob.com, Inc. 1919 N Lynn Street, 7th Floor Arlington, VA 22209	Internet Consumer & Business Services	Warrant	0.83%	Preferred Series A	1,800,000	782	121
	Internet Consumer & Business Services	Warrant	0.08%	Preferred Series B	173,076	8	7
TotalSnagajob.com, Inc.					1,973,076	790	128
Tapjoy, Inc. 111 Sutter Street, 12th Floor San Francisco, CA 94104	Internet Consumer & Business Services	Warrant	0.34%	Preferred Series D	748,670	316	12
The Faction Group LLC 1660 Lincoln St., Suite 1600 Denver, CO 80264	Internet Consumer & Business Services	Warrant	1.85%	Preferred Series A	8,703	234	260
Thumbtack, Inc. 1001 Page Street Suite 45 San Francisco, CA 94117	Internet Consumer & Business Services	Warrant	0.06%	Common Stock	102,821	124	102
Xometry, Inc. 7940 Cessna Avenue Gaithersburg, MD 20879	Internet Consumer & Business Services	Warrant	0.30%	Preferred Series B	87,784	47	63
Subtotal: Internet Consumer & Business Services (0.42%)*						5,044	3,996
Media/Content/Info
Machine Zone, Inc. 2225 E Bayshore Rd, Suite 200 Palo Alto, CA 94303	Media/Content/Info	Warrant	0.12%	Common Stock	1,552,710	1,960	2,361
Napster (p.k.a. Rhapsody International, Inc.) 701 5th Ave., Suite 3100 Seattle, WA 98104	Media/Content/Info	Warrant	0.44%	Common Stock	715,755	383	38
WP Technology, Inc. (Wattpad, Inc.) (5)(10) 4950 Yonge Street, Suite 208 Toronto, ON M2M 3V5	Media/Content/Info	Warrant	0.10%	Common Stock	255,818	4	5
Zoom Media Group, Inc. 345 7th Avenue, Suite 1501 New York, NY 10001	Media/Content/Info	Warrant	0.44%	Preferred Series A	1,204	348	22
Subtotal: Media/Content/Info (0.25%)*						2,695	2,426
Medical Devices & Equipment
SINTX Technologies, Inc. (p.k.a. Amedica Corporation) (4)(15) 1885 West 2100 South Salt Lake City, UT 84119	Medical Devices & Equipment	Warrant	0.04%	Common Stock	8,603	459	—

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(3)	Value(4)
Aspire Bariatrics, Inc. (15) 319 North Pottstown Pike Suite 202 Exton, PA 19341	Medical Devices & Equipment	Warrant	1.03%	Preferred Series B-1	112,858	455	—
Avedro, Inc. (15) 201 Jones Rd., 5th Floor Waltham MA 02451	Medical Devices & Equipment	Warrant	0.48%	Preferred Series AA	300,000	401	367
Flowonix Medical, Inc. 500 International Drive, Suite 200 Mount Olive, NJ 07828	Medical Devices & Equipment	Warrant	0.05%	Preferred Series AA	155,325	362	—
	Medical Devices & Equipment	Warrant	0.23%	Preferred Series BB	725,806	351	351
Total Flowonix Medical Incorporated					881,131	713	351
Gelesis, Inc. 500 Boylston Street, Suite 1600 Boston, MA 02116	Medical Devices & Equipment	Warrant	0.39%	Preferred Series A-1	74,784	78	158
InspireMD, Inc. (4)(5)(10) 4 Menorat Hamaor Street, 3rd Floor Tel Aviv, Israel 67448	Medical Devices & Equipment	Warrant	0.00%	Common Stock	1,105	—	—
Intuity Medical, Inc. (15) 3500 West Warren Avenue. Fremont, CA 94538	Medical Devices & Equipment	Warrant	0.73%	Preferred Series 4	1,819,078	294	508
Medrobotics Corporation (15) 475 Paramount Drive Raynham, MA 02767	Medical Devices & Equipment	Warrant	0.40%	Preferred Series E	455,539	370	25
Micell Technologies, Inc. 801 Capitola Drive, Suite 1 Durham, NC 27713	Medical Devices & Equipment	Warrant	0.19%	Preferred Series D-2	84,955	262	—
NinePoint Medical, Inc. 2 Oak Park Dr. Bedford, MA 01730	Medical Devices & Equipment	Warrant	0.30%	Preferred Series A-1	587,840	170	90
Optiscan Biomedical, Corp. (6) 24590 Clawiter Road Hayward, CA 94545	Medical Devices & Equipment	Warrant	0.41%	Preferred Series E	74,424	573	178
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.) 1830 Bering Drive San Jose, CA 95112	Medical Devices & Equipment	Warrant	0.26%	Preferred Series A	500,000	402	184
Quanterix Corporation (4) 113 Hartwell Avenue Lexington, MA 02421	Medical Devices & Equipment	Warrant	0.30%	Common Stock	66,039	204	394
Sebacia, Inc. 2905 Premiere Parkway, Suite 150 Duluth, GA 30097	Medical Devices & Equipment	Warrant	0.45%	Preferred Series D	778,301	133	186
SonaCare Medical, LLC (p.k.a. US HIFU, LLC) 10130 Perimeter Parkway, Suite 250 Charlotte, NC 28216	Medical Devices & Equipment	Warrant	0.02%	Preferred Series A	6,464	188	—
Tela Bio, Inc. One Great Valley Pkwy, Suite 24 Malvern, PA 19355	Medical Devices & Equipment	Warrant	0.37%	Preferred Series B	387,930	61	55
ViewRay, Inc. (4)(15) 2 Thermo Fisher Way Oakwood Village, OH 44146	Medical Devices & Equipment	Warrant	0.13%	Common Stock	128,231	333	176
Subtotal: Medical Devices & Equipment (0.28%)*						5,096	2,672
Semiconductors
Achronix Semiconductor Corporation 2903 Bunker Hill Lane, Suite 200 Santa Clara, CA 95054	Semiconductors	Warrant	0.11%	Preferred Series C	360,000	160	354
	Semiconductors	Warrant	0.23%	Preferred Series D-2	750,000	99	543
Total Achronix Semiconductor Corporation					1,110,000	259	897
Aquantia Corp. (4) 105 E. Tasman Drive San Jose, CA 95134	Semiconductors	Warrant	0.06%	Common Stock	19,683	4	2
Subtotal: Semiconductors (0.09%)*						263	899
Software
Actifio, Inc. 333 Wyman Street, Waltham Waltham, MA 02451	Software	Warrant	0.08%	Common Stock	73,584	$249	$77
	Software	Warrant	0.03%	Preferred Series F	31,673	343	90
Total Actifio, Inc.					105,257	592	167
CareCloud Corporation (15) 5200 Blue Lagoon Drive, Suite 900 Miami, FL 33126	Software	Warrant	0.42%	Preferred Series B	413,433	257	25
Clickfox, Inc. (15) 5575 DTC Pkwy, Suite 300 Greenwood Village, CO 80111	Software	Warrant	0.40%	Preferred Series B	539,818	167	5
	Software	Warrant	0.44%	Preferred Series C	592,019	730	9

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(3)	Value(4)
	Software	Warrant	1.65%	Preferred Series C-A	2,218,214	231	133
Total Clickfox, Inc.					3,350,051	1,128	147
Cloudian, Inc. 177 Bovet Road, Suite 450 San Mateo, CA 94402	Software	Warrant	0.17%	Common Stock	477,454	72	57
DNAnexus, Inc. 1975 W El Camino Real #101 Mountain View, CA 94040	Software	Warrant	0.22%	Preferred Series C	909,091	97	126
Evernote Corporation 305 Walnut Street Redwood City, CA 94063	Software	Warrant	0.05%	Common Stock	62,500	106	100
Fuze, Inc. (15)(16) 2 Copley Place, Floor 7 Boston, MA 02116	Software	Warrant	0.10%	Preferred Series F	256,158	89	—
Lightbend, Inc. (15) 625 Market St 10th Floor San Francisco, CA 94105	Software	Warrant	0.43%	Preferred Series C-1	712,323	109	49
Message Systems, Inc. (15) 9130 Guilford Road Columbia, MD 21046	Software	Warrant	0.97%	Preferred Series C	503,718	334	499
Neos, Inc. 6210 Stoneridge Mall, Suite 450 Pleasanton, CA 94588	Software	Warrant	0.10%	Common Stock	221,150	22	—
OneLogin, Inc. (15) 848 Battery Street San Francisco, CA 94111	Software	Warrant	0.55%	Common Stock	381,620	304	401
Poplicus, Inc. 19 South Park St. San Francisco, CA 94107	Software	Warrant	0.56%	Common Stock	132,168	—	—
Quid, Inc. (15) 600 Harrison Street, Suite 400 San Francisco, CA 94107	Software	Warrant	0.06%	Preferred Series D	71,576	1	3
RapidMiner, Inc. 10 Milk Street., 11th Floor Boston, MA 02108	Software	Warrant	0.31%	Preferred Series C-1	4,982	24	17
RedSeal Inc. (15) 940 Stewart Drive, Sunnyvale, CA 94085	Software	Warrant	0.13%	Preferred Series C-Prime	640,603	66	28
Signpost, Inc.	Software	Warrant	0.78%	Preferred Series C	324,005	314	187
127 W 26th St., Floor 2
New York, NY 10001
ThreatConnect, Inc. (15) 3865 Wilson Blvd., Suite 550 Arlington, VA 22203	Software	Warrant	0.11%	Preferred Series B	134,086	26	25
Wrike, Inc. 70 N 2nd Street San Jose, CA 95113	Software	Warrant	0.90%	Common Stock	698,760	461	6,024
Subtotal: Software (0.82%)*						4,002	7,855
Specialty Pharmaceuticals
Alimera Sciences, Inc. (4) 6120 Windward Parkway, Suite 290 Alpharetta, GA 30005	Specialty Pharmaceuticals	Warrant	2.45%	Common Stock	1,717,709	861	24
Subtotal: Specialty Pharmaceuticals (0.00%)*						861	24
Surgical Devices
Gynesonics, Inc. (15) 301 Galveston Drive Redwood City, CA 94063	Surgical Devices	Warrant	0.01%	Preferred Series C	180,480	74	4
	Surgical Devices	Warrant	0.09%	Preferred Series D	1,575,965	321	24
Total Gynesonics, Inc.					1,756,445	395	28
Transmedics, Inc. 200 Minuteman Road, Suite 302 Andover, MA 01810	Surgical Devices	Warrant	0.31%	Preferred Series D	175,000	100	263
	Surgical Devices	Warrant	0.09%	Preferred Series F	50,544	38	—
Total Transmedics, Inc.					225,544	138	263
Subtotal: Surgical Devices (0.03%)*						533	291
Sustainable and Renewable Technology
Agrivida, Inc. 78E Olympia Avenue Woburn, MA 1801	Sustainable and Renewable Technology	Warrant	0.41%	Preferred Series D	471,327	$120	$—
American Superconductor Corporation (4) 64 Jackson Rd. Devens, MA 01434	Sustainable and Renewable Technology	Warrant	0.28%	Common Stock	58,823	39	208
Calera, Inc. 485 Alberto Way, #210 Los Gatos, CA 95032	Sustainable and Renewable Technology	Warrant	0.17%	Preferred Series C	44,529	513	—

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(3)	Value(4)
Fluidic, Inc. 8455 North 90th Street, Suite 4 Scottsdale, AZ 85258	Sustainable and Renewable Technology	Warrant	0.11%	Preferred Series D	61,804	102	—
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.) 4100 Alpha Road, Suite 900 Dallas, TX 75244	Sustainable and Renewable Technology	Warrant	0.00%	Common Stock	5,310	181	—
	Sustainable and Renewable Technology	Warrant	0.00%	Preferred Series 2-A	63	50	—
Total Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)					5,373	231	—
Fulcrum Bioenergy, Inc. 4900 Hopyard Road, Suite 220 Pleasanton, CA 94588	Sustainable and Renewable Technology	Warrant	0.19%	Preferred Series C-1	280,897	274	365
GreatPoint Energy, Inc. (15) 2215 W. Harrison St. Chicago, IL 60612	Sustainable and Renewable Technology	Warrant	0.12%	Preferred Series D-1	393,212	547	—
Kinestral Technologies, Inc. 3955 Trust Way Hayward, CA 94545	Sustainable and Renewable Technology	Warrant	0.26%	Preferred Series A	325,000	155	45
	Sustainable and Renewable Technology	Warrant	0.10%	Preferred Series B	131,883	63	13
Total Kinestral Technologies, Inc.					456,883	218	58
Polyera Corporation (15) 8045 Lamon Avenue, Suite 140 Skokie, IL 60077	Sustainable and Renewable Technology	Warrant	0.97%	Preferred Series C	311,609	338	—
Proterra, Inc. 1 Whitlee Ct. Greenville, SC 29607	Sustainable and Renewable Technology	Warrant	0.33%	Preferred Series 4	477,517	41	138
Rive Technology, Inc. (15) 1 Deer Park Drive, Suite A Monmouth Junction, NJ 08852	Sustainable and Renewable Technology	Warrant	0.34%	Preferred Series E	234,477	13	8
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.) (6) 150 Linden Street Oakland, CA 94607	Sustainable and Renewable Technology	Warrant	0.04%	Class A Units	0.69	—	—
TAS Energy, Inc. 6110 Cullen Blvd. Houston, TX 77021	Sustainable and Renewable Technology	Warrant	0.10%	Preferred Series AA	428,571	299	—
Tendril Networks 2580 55th Street, Suite 100 Boulder, CO 80301	Sustainable and Renewable Technology	Warrant	0.46%	Preferred Series 3-A	1,019,793	189	—
Subtotal: Sustainable and Renewable Technology (0.08%)*						2,924	777
Total: Warrant Investments (2.79%)*						35,696	26,669
Total Investments in Securities (196.81%)*						$1,980,524	$1,880,373

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010, and 2009. The information as of December 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011 and 2010 has been derived from our audited financial statements for these periods, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2018 is attached as an exhibit to the registration statement of which this prospectus is a part. The “N/A” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	$73,369	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015	$50,000,000	$26,352	N/A
December 31, 2016	$5,015,620	$290,234	N/A
December 31, 2017(6)	—	—	N/A
December 31, 2018	$13,106,582	$147,497	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015(6)	—	—	N/A
December 31, 2016(6)	—	—	N/A
December 31, 2017(6)	—	—	N/A
December 31, 2018	$39,849,010	$48,513	N/A
Small Business Administration Debentures (HT II)(4)
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012	$76,000,000	$14,786	N/A
December 31, 2013	$76,000,000	$16,075	N/A
December 31, 2014	$41,200,000	$31,535	N/A
December 31, 2015	$41,200,000	$31,981	N/A
December 31, 2016	$41,200,000	$35,333	N/A
December 31, 2017	$41,200,000	$39,814	N/A
December 31, 2018	—	—	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012	$149,000,000	$7,542	N/A
December 31, 2013	$149,000,000	$8,199	N/A
December 31, 2014	$149,000,000	$8,720	N/A
December 31, 2015	$149,000,000	$8,843	N/A
December 31, 2016	$149,000,000	$9,770	N/A
December 31, 2017	$149,000,000	$11,009	N/A
December 31, 2018	$149,000,000	$12,974	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
2016 Convertible Notes
December 31, 2011	$75,000,000	$10,623	$885
December 31, 2012	$75,000,000	$15,731	$1,038
December 31, 2013	$75,000,000	$16,847	$1,403
December 31, 2014	$17,674,000	$74,905	$1,290
December 31, 2015	$17,604,000	$74,847	$1,110
December 31, 2016	—	—	—
April 2019 Notes
December 31, 2012	$84,489,500	$13,300	$986
December 31, 2013	$84,489,500	$14,460	$1,021
December 31, 2014	$84,489,500	$15,377	$1,023
December 31, 2015	$64,489,500	$20,431	$1,017
December 31, 2016	$64,489,500	$22,573	$1,022
December 31, 2017	—	—	—
September 2019 Notes
December 31, 2012	$85,875,000	$13,086	$1,003
December 31, 2013	$85,875,000	$14,227	$1,016
December 31, 2014	$85,875,000	$15,129	$1,026
December 31, 2015	$45,875,000	$28,722	$1,009
December 31, 2016	$45,875,000	$31,732	$1,023
December 31, 2017	—	—	—
2022 Notes
December 31, 2017	$150,000,000	$10,935	$1,014
December 31, 2018	$150,000,000	$12,888	$976
2024 Notes
December 31, 2014	$103,000,000	$12,614	$1,010
December 31, 2015	$103,000,000	$12,792	$1,014
December 31, 2016	$252,873,175	$5,757	$1,016
December 31, 2017	$183,509,600	$8,939	$1,025
December 31, 2018	$83,509,600	$23,149	$1,011
2025 Notes
December 31, 2018	$75,000,000	$25,776	$962
2033 Notes
December 31, 2018	$40,000,000	$48,330	$934
2017 Asset-Backed Notes
December 31, 2012	$129,300,000	$8,691	$1,000
December 31, 2013	$89,556,972	$13,642	$1,004
December 31, 2014	$16,049,144	$80,953	$1,375
December 31, 2015	—	—	—
2021 Asset-Backed Notes
December 31, 2014	$129,300,000	$10,048	$1,000
December 31, 2015	$129,300,000	$10,190	$996
December 31, 2016	$109,205,263	$13,330	$1,002
December 31, 2017	$49,152,504	$33,372	$1,001
December 31, 2018	—	—	—
2027 Asset-Backed Notes
December 31, 2018	$200,000,000	$9,666	$1,006
2022 Convertible Notes
December 31, 2017	$230,000,000	$7,132	$1,028
December 31, 2018	$230,000,000	$8,405	$946
Total Senior Securities(7)
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$170,000,000	$3,478	N/A
December 31, 2011	$310,186,830	$2,409	N/A
December 31, 2012	$599,664,500	$1,874	N/A
December 31, 2013	$559,921,472	$2,182	N/A
December 31, 2014	$626,587,644	$2,073	N/A
December 31, 2015	$600,468,500	$2,194	N/A
December 31, 2016	$667,658,558	$2,180	N/A
December 31, 2017	$802,862,104	$2,043	N/A
December 31, 2018	$980,465,192	$1,972	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, including senior securities not subject to asset coverage requirements under the 1940 Act due to exemptive relief from the SEC, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.

(3)	Not applicable because senior securities are not registered for public trading.
(4)

Issued by Hercules Technology II, L.P., or HT II, one of our prior SBIC subsidiaries, to the SBA. On July 13, 2018, we completed repayment of the remaining outstanding HT II debentures and subsequently surrendered the SBA license with respect to HT II. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

(5)

Issued by Hercules Technology III, L.P., or HT III, our SBIC subsidiary, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.
(7)

The total senior securities and Asset Coverage per Unit shown for those securities do not represent the asset coverage ratio requirement under the 1940 Act because the presentation includes senior securities not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC. As of December 31, 2018, our asset coverage ratio under our regulatory requirements as a BDC was 214.6% excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares of our stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Services, or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting us and our shareholders (including shareholders subject to special rules under U.S. federal income tax law).

The discussions set forth herein do not constitute tax advice. We have not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of foreign, state or local tax. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of shares of our stock, as well as the effects of state, local and non-U.S. tax laws.

Election to be Subject to Tax as a RIC

Through December 31, 2005, we were subject to U.S. federal income tax as an ordinary corporation under Subchapter C of the Code. Effective beginning on January 1, 2006 we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our U.S. federal income tax return for 2006. To qualify for treatment as a RIC we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, in respect of each taxable year, dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our “investment company taxable income,” which is generally equal to the sum of our net ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the Annual Distribution Requirement. Upon satisfying these requirements in respect of a taxable year, we generally will not be subject to corporate taxes on any income we distribute to our stockholders as dividends for U.S. federal income tax purposes, which will allow us to reduce or eliminate our liability for corporate-level income tax.

On December 31, 2005, immediately before the effective date of our RIC election, we held assets with “built-in gains,” which are assets whose fair market value as of the effective date of the election exceeded their tax basis as of such date. We elected to recognize all of our net built-in gains on such assets at the time of the conversion and paid tax on the built-in gain with the filing of our 2005 U.S. federal income tax return. In making this election, we marked our portfolio investments and other assets to market at the time of our RIC election and paid approximately $294,000 in income tax on the resulting gains.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	distribute dividends for U.S. federal income tax purposes to our shareholders of an amount at least equal to the Annual Distribution Requirement;

We generally will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute (or are deemed to distribute) as dividends for U.S. federal income tax purposes to stockholders with respect to that taxable year.

As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore were not subject to built-in gains tax when we sold those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to our stockholders.

In order to qualify as a RIC for U.S. federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as a BDC under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly-traded partnership”, or the 90% Income Test;

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at the close of each quarter of each taxable year, at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

at the close of each quarter of each taxable year, no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly-traded partnerships”, or the Diversification Tests.

We may invest in partnerships which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. In addition, some of the income and fees that we may recognize will not be qualifying income under the 90% Income Test. In order to mitigate the risk that such income and fees would disqualify us as a RIC as a result of a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations generally will be subject to corporate income taxes on their earnings, which ultimately will reduce our return on such income and fees.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income and gains unless we make distributions treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our ordinary income (taking into account deferrals and elections) for each calendar year, (2) 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the 1-year period ending October 31 of each such calendar year and (3) any ordinary income and capital gain net income realized, but not distributed, in preceding calendar years, or the Excise Tax Avoidance Requirement. We are not subject to this excise tax on any amount on which we incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year distributions treated as dividends for U.S. federal income tax purposes from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions treated as dividends for U.S. federal income tax purposes paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, distributions declared and paid by us in a taxable year may differ from our taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

Under applicable Treasury regulations and other administrative guidance issued by the IRS, we are permitted to treat certain distributions payable in our stock as taxable distributions that will satisfy the Annual Distribution Requirement as well as the Excise Tax Avoidance Requirement provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such distributions will be required to include the full amount of such distributions as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be subject to tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to make taxable distributions that are payable in part in our common stock.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, or OID, (such as debt instruments with payment-in-kind, or PIK, interest provisions or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each taxable year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued is generally required to be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, or collectively, the Distribution Requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. We may be restricted from making distributions under the terms of our debt obligations themselves unless certain conditions are satisfied. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to be subject to tax as a RIC, which would result in us becoming subject to corporate-level income taxes.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC Distribution Requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, as amended, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to be subject to tax as a RIC, which would result in us becoming subject to corporate-level income taxes.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income, (ii) treat distributions that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert short-term capital losses into long-term capital losses, (vi) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vii) cause us to recognize income or gain without a corresponding receipt of cash, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce gross income that will not constitute qualifying gross income for purposes of the 90% Income Test. These rules also could affect the amount, timing and character of distributions to stockholders.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income.” If our otherwise deductible expenses in a given taxable year exceed our ordinary taxable gross income (e.g., as the result of large amounts of equity-based compensation), we would incur a net operating loss for that taxable year. However, a RIC is not permitted to carry back or carry forward net operating losses, respectively, to prior and subsequent taxable years, and such net operating losses do not pass through to the RIC’s stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such net capital losses, and generally use them to offset capital gains indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the aggregate net income we actually earned during those taxable years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as having been paid by its shareholders.

If we acquire the equity securities of certain foreign corporations that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies” or “PFICs”), we could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders to the extent that such income or gain is attributable to our ownership of PFIC stock in a prior taxable year. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any such taxes and related interest charges.

If we hold greater than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income) each taxable year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year. We would be required to include the amount of a deemed distribution from a CFC when computing our investment company taxable income as well as in determining whether we satisfy the distribution requirements applicable to RICs, even to the extent the amount of our income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and our proceeds from any sales or other dispositions of CFC stock during a taxable year. In general, a foreign corporation will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign corporation. Furthermore, under recent Treasury Regulations, certain income derived by us from a CFC would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC if the CFC makes distributions of that income to us in the same year of the CFC in which we are treated as having received a deemed distribution of such income or if the deemed income was related to our business of investing in stock or securities. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

Our functional currency, for U.S. federal income tax purposes, is the U.S. dollar. Under the Code, foreign exchange gains and losses realized by us in connection with certain transactions involving foreign currencies, or payables or receivables denominated in a foreign currency, as well as certain non-U.S. dollar denominated debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, and similar financial instruments are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For U.S. federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions are attributable to dividends from certain U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of U.S. non-corporate stockholders (including individuals) at the rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the stockholder and corporate levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 20%, in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by us) may qualify (i) for the dividends received deduction available to certain corporations, but only to the extent that our income consists of certain qualifying dividend income from U.S. corporations and (ii) in the case of U.S. noncorporate stockholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that we earn qualified dividend income (generally, dividend income from taxable U.S. resident corporations and certain qualified foreign corporations). There can be no assurance as to what portion of our distributions will be eligible for the corporate dividends received deduction or for the reduced rates applicable to qualified dividend income. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses. In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For U.S. federal income tax purposes, the tax basis of shares owned by a U.S. stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the U.S. stockholder’s gross income and the tax deemed paid by the U.S. stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Under applicable Treasury regulations and certain administrative guidance issued by the IRS, RICs are permitted to treat certain distributions payable in part in shares of their stock, as taxable dividends that will satisfy their Distribution Requirements provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We previously determined to pay a portion of our first quarter 2009 dividend in shares of newly issued common stock, and we may in the future determine to distribute taxable dividends that are payable in part in our common stock.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any taxable year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that taxable year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

If an investor acquires shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their intermediaries with respect to reporting of cost basis and available elections for their accounts.

If a Stockholder recognizes losses with respect to Shares of $2 million or more for an individual Stockholder or $10 million or more for a corporate Stockholder, the Treasury Regulations require the Stockholder to file a disclosure statement with the IRS on IRS Form 8886. Direct Stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

In general, individual U.S. stockholders currently are subject to a reduced maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of certain threshold amounts and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a taxable year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each taxable year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent taxable years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a taxable year, but may carry back such losses for three taxable years or carry forward such losses for five taxable years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such calendar year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.” The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of our stock, acquired after January 1, 2012, to the IRS and to taxpayers. U.S. stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

We or the applicable withholding agent may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us or the applicable withholding agent that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS. The backup withholding rate is currently 24%.

Dividend Reinvestment Plan We have adopted a dividend reinvestment plan through which all distributions are paid to our common stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan.” Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain generally taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (including an entity treated as a partnership) for U.S. federal income tax purposes.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are generally subject to U.S. federal withholding tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

However, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by us. In particular, this exemption will not apply to our distributions paid in respect of our non-U.S. source interest income or our dividend income (or any other type of income other than generally our non-contingent U.S.-source interest income received from unrelated obligors and our qualified short-term capital gains). In the case of shares of our stock held through an intermediary, the intermediary may withhold even if we report all or a portion of any of our distributions as “interest-related dividends” or “short-term capital gain dividends.” Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. No assurance can be provided as to whether any amount of our distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by us.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), or in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is not otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E, (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The “Foreign Account Tax Compliance Act,” or “FATCA,” provisions of the Code, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holders might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such taxable year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 20% maximum U.S. federal income tax rate if earned by certain U.S. resident non-corporate stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions generally would be eligible for the dividends-received deduction with respect to distributions current and accumulated earnings and profits if earned by certain U.S. resident corporate stockholders. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that taxable year and dispose of any earnings and profits from any taxable year in which we failed to qualify as a RIC. Subject to a limited exception applicable to a corporation that qualified as a RIC under Subchapter M of the Code for at least one taxable year prior to disqualification and that requalify as a RIC no later than the second taxable year following the nonqualifying taxable year, we also could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five taxable years, unless we made a special election to incur a corporate-level income tax on such built-in gain at the time of our requalification as a RIC.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, at a price below the current NAV of the common stock, or sell warrants, options or other rights to acquire such common stock, at a price below the current NAV of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders and our stockholders have approved the practice of making such sales. In connection with the receipt of such stockholder approval, we will agree to limit the number of shares that we issue at a price below NAV pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount; and

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders not Participating in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current NAV and NAV per share are thus $30,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions, and (2) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company at $0.001 per share after offering expenses and commissions (a 100% discount from NAV).

	Prior to	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$297,273	(0.90)%	$250,005	(16.67)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)	—	$(2,727)	—	$(49,995)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.91	—	$8.33	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.09)	—	$(1.67)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.90)%	—	(16.67)%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to	50% Participation		150% Participation
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$300,000	$319,110	6.33%	$377,130	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(6,150)	—	$1,350	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.31%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 10% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	3,000	—	6,000	—
Percentage Outstanding Held by Investor A	0.00%	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$29,730	—	$50,001	—
Total Investment by Investor A (At Price to Public)	—	$28,410	—	$6	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$1,320	—	$49,995	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.91	—	$8.33	—
Investment per Share Held by Investor A	—	$9.47	—	$0.001	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.44	—	$8.33	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	4.65%	—	99.99%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to NAV, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below. We urge you to read the applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you related to any shares of our capital stock being offered.

Under the terms of our charter, our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share, of which 97,208,899 shares are outstanding as of April 23, 2019. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	200,000,000	—	97,208,899

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2020, 2021 and 2019, respectively. Upon expiration of their current terms, directors of each class are eligible to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law, as amended (the “Maryland General Corporation Law”), regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiary, HT III, has obtained a SBIC license. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to distributions and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our Board of Directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of distributions to holders of our preferred stock will take priority over payment of distributions to our common stockholders. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the applicable series of preferred stock.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement and any free writing prospectus relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to OID;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 150%, subject to certain disclosure requirements, immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created;

•

pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for OID securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement to this prospectus will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $850,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange, or otherwise, negotiated transactions, block trades, best efforts, auctions or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the applicable prospectus supplement will be underwriters of the securities offered by the applicable prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, at negotiated prices, or at prices determined by an auction process, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. Although we are not currently authorized to issue shares of our common stock at a price below our NAV per share, we may seek stockholder approval of this proposal again at a special meeting of stockholders or our next annual meeting of stockholders. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the applicable prospectus supplement. Unless the applicable prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement, and the applicable prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the applicable prospectus supplement may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, New York, NY. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2018 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at Three Embarcadero Center, San Francisco, California 9411, given on the authority of said firm as experts in auditing and accounting.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the SBCAA, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.

We incorporate by reference the documents listed below and any future filings (including those made after the date of the filing of the registration statement of which this prospectus is a part) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act until the termination of the offering of the securities covered by this prospectus; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 21, 2019;

●	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 24, 2019;

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our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on January 7, 2019, January 15, 2019, January 17, 2019, January 22, 2019, January 31, 2019, February 5, 2019, February 12, 2019, and March 14, 2019; and

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The description of our Common Stock referenced in our Registration Statement on Form 8-A (No. 001-35515), as filed with the SEC on April 17, 2012, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby;

These documents may also be accessed on our website at www.htgc.com. Information contained in, or accessible through, our website is not a part of this prospectus.

You may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling Investor Relations at the following address and telephone number:

Hercules Capital, Inc.

400 Hamilton Avenue, Suite 310

Palo Alto, California 94301

(650) 433-5578

Available INFORMATION

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

We maintain a website on the Internet at www.htgc.com. Except for the documents incorporated by reference into this prospectus, the information on our website is not part of this prospectus. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

Up to 12,000,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

The date of this prospectus supplement is May 6, 2019

JMP Securities